ASSIGNMENT OF STATE PARTICIPATING
                 INTEREST IN THE PRODUCTION SHARING CONTRACT FOR
                 BLOCK F, OFFSHORE REPUBLIC OF EQUATORIAL GUINEA



This Assignment of State Participating Interest in the Production Sharing Contract for Block F, Offshore Republic of Equatorial Guinea (this "Assignment") that sets the terms and conditions for the participation of the STATE in Block F offshore the Republic of Equatorial Guinea (the "STATE") is entered into as of the 1st day of January, 2000, between Triton Equatorial Guinea, Inc., a Cayman Islands company ("Triton"), and Energy Africa Equatorial Guinea Limited, an Isle of Man company ("Energy Africa"), and the STATE represented by the Ministry of Mines and Energy. Triton and Energy Africa are hereinafter collectively referred to as the "CONTRACTOR" and the CONTRACTOR and the STATE are sometimes, depending on the context hereinafter individually referred to as a "Party" and collectively as the "Parties."

WHEREAS, Triton and the State signed a Production Sharing Contract covering Block F, offshore Republic of Equatorial Guinea, on March 26, 1997, effective as of April 14, 1997 (as amended, the "Contract");

WHEREAS, with the approval of the STATE, Triton assigned a fifteen percent (15%) interest in its rights and obligations in the Contract to Energy Africa as of June 1, 1999, so that currently Triton holds an eighty-five percent (85%) interest and Energy Africa holds a fifteen percent (15%) interest in the Contract;

WHEREAS, at the request of the STATE, the Parties agreed to modify the Contract effective January 1, 2000 by that certain First Amendment to the Production Sharing Contract for Block F, offshore Republic of Equatorial Guinea (the "First Amendment") for the purposes of aligning certain terms thereof as reflected in a Memorandum of Understanding between the Parties dated December 7, 1999;

WHEREAS, as a consequence of the renegotiation the CONTRACTOR agreed to transfer to the STATE a five percent (5%) interest during the phases of Development and Production in each Field discovered and developed, or that may be discovered and/or developed under the Contract together with all rights and interests related thereto, provided however, the STATE shall not be required to contribute cash to fund such costs; and

WHEREAS, the STATE accepts such interest and agrees to become a party to the existing Joint Operating Agreement for each Field Development and Production between the entities then comprising the CONTRACTOR (the "Field JOA") on the terms set forth herein, each Party having in their possession a copy of the Field JOA.

NOW THEREFORE, in consideration of the terms and conditions set forth herein, the Parties hereby agree as follows:


                                    ARTICLE 1
                                    ---------
                             ASSIGNMENT OF INTEREST

1.1 "Participating Interest" means a percentage interest in the rights, privileges, duties and obligations of the CONTRACTOR under the Contract as amended from time to time.

1.2          Subject  to  the terms and conditions set forth in this Assignment:

(a) CONTRACTOR hereby assigns, transfers and conveys to STATE a five percent (5%) Participating Interest in each Field discovered and/or to be discovered in the Contract Area, and in the Field JOA corresponding to such Field, these assignments to become effective upon the approval of the initial development and production plan for each area of development of such Field; and

(b) The STATE accepts from CONTRACTOR the assignment, transfer and conveyance of such five percent (5%) Participating Interest in each such Field and interest in such Field JOA corresponding to this interest. Such acceptance shall constitute consent by the STATE to the transfer as required by Section 6.1(f) of the Contract.

1.3 The assignment, transfer and conveyance referred to herein shall be free of all liens, claims, mortgages and encumbrances except those arising out of the Contract, this Assignment or the Field JOA and subject to Article 4 below, shall include five percent (5%) of CONTRACTOR's interests in data, materials, equipment and other assets acquired in connection with all Development and Production Operations for each Field.

1.4 The assignment, transfer and conveyance referred to herein also shall be made on a pro rata basis from each entity then comprising CONTRACTOR equal to its Participating Interest unless otherwise mutually agreed by such entities.

1.5 As of the effective date of each assignment of an interest in a Field, the Participating Interests of the entities comprising the CONTRACTOR in such Field shall be:


                      STATE                   5.00%
                      Triton                 80.75%
                      Energy Africa          14.25%


Triton and Energy Africa, and their respective successors and assigns (if any), and the STATE shall constitute the "CONTRACTOR" with respect to such Field, in the sense ascribed to this term in the Contract and shall be bound by all the covenants contained in the Contract which are binding on the CONTRACTOR according to their respective Participating Interests, with the exception of the provisions set forth in Articles 2, 4 and 5 below. If Triton or Energy Africa transfers, from time to time, all or part of its Participating Interest as permitted by the Contract and this Assignment after the Amendment Date, but prior to the assignment to the STATE of the five percent (5%) Participating Interest in a Field under this Assignment, then the Participating Interest of Triton and Energy Africa shown above shall be revised accordingly.


                                    ARTICLE 2
                                    ---------
                   CARRIED PARTICIPATING INTEREST OF THE STATE

2.1 All Petroleum Operations Expenditures, as defined in the Contract shall continue to be borne and paid by the entities, other than the STATE, constituting part of the CONTRACTOR in the same ratio as their respective Participating Interests prior to the assignment referred to in Article 1 above (e.g., 85% by Triton and 15% by Energy Africa or as to their successor and assigns). The STATE shall not be required to contribute cash to fund Petroleum Operations Expenditures.

2.2 The STATE hereby assigns, transfers and conveys to the entities comprising part of the CONTRACTOR (i.e., Triton and Energy Africa, and their respective successors and assigns), other than the STATE, in proportion to their Participating Interests in the Field at the time of the assignment under Article 1 of this Assignment all rights to the recovery of recoverable Petroleum Operations Expenditures under the Contract and Field JOA in respect of the STATE's five percent (5%) Participating Interest acquired under Article 1 of this Assignment.


                                    ARTICLE 3
                                    ---------
         JOINT OPERATING AGREEMENT FOR FIELD DEVELOPMENT AND PRODUCTION

3.1 The STATE hereby ratifies and confirms its participation in the Field JOA with respect to each Field in which it acquires an interest. The Field JOA shall apply severally, sequentially and automatically to every Field under development or developed under the Contract.

3.2 Triton and Energy Africa agree amongst themselves as the entities comprising the CONTRACTOR to conduct operations in each Field pursuant to the Contract, this Assignment and the Field JOA. The Parties acknowledge that Triton has been designated as Operator under the Field JOA and such designation shall not be affected by this Assignment.

3.3 The STATE's participation as a party comprising part of the CONTRACTOR under the Field JOA with respect to each Field shall be effective as of the effective date of the assignment of an interest in such Field pursuant to
Article 1 of this Assignment and the STATE as a member of the CONTRACTOR ratifies and confirms on such effective date the conduct of the operations in each area of development of a Field pursuant to the Contract.


                                    ARTICLE 4
                                    ---------
                               TITLE TO EQUIPMENT

Notwithstanding anything contained in Section XI of the Contract and Article 1.3 above, the STATE shall have no rights, titles or interests in any unamortized equipment of the CONTRACTOR referred to in Section 11.2 of the Contract.

However, any equipment and fixed installations amortized before the expiration of the Contract shall be treated pursuant to Section 11.1.


                                    ARTICLE 5
                                    ---------
                                  ASSIGNABILITY

5.1 Notwithstanding Section 6.1(e) of the Contract, in the case of the STATE as the assigning party of the five percent (5%) Participating Interest it acquired under Article 1 of this Assignment, the right to sell, assign, transfer, convey or otherwise dispose of any part or all of such Participating Interest in any Field in the Contract Area, from time to time, is limited solely to a sale, assignment, transfer, conveyance or disposition to the national oil company or other wholly-owned STATE entity responsible (among other things) for the development and production of Hydrocarbon deposits in the Contract Area, with no other right of assignment except to assignees that meet the requirements stated in this Article 5.1.

5.2 Notwithstanding Section 6.1(f) of the Contract, the Parties agree that the STATE shall have no right to sell, assign, transfer, convey or otherwise dispose of any interest either in the Contract, this Assignment, any Field in the Contract Area or Field JOA except as provided in Article 5.1 above.


                                    ARTICLE 6
                                    ---------
                                  MISCELLANEOUS

6.1 Each of the Parties shall do all such acts and obtain and execute all such documents as shall be reasonably required in order to fully perform and carry out this Assignment.

6.2 This Assignment constitutes the entire agreement among the Parties and may not be amended or modified except in writing signed by all of the Parties. In the event of any conflict between the provisions of this Assignment and the Field JOA with respect to the subject matter covered in this Assignment, the provisions of this Assignment shall prevail. The terms and phrases contained in the Contract and used herein shall have the same meaning as in the Contract as amended unless the context herein otherwise provides.

6.3 This Assignment shall inure to the benefit of and be binding upon the successors and assigns of the Parties.

6.4 Upon signature by the Parties hereto, this Assignment shall have effect for all purposes from 1st January 2000.

6.5 This Assignment is written signed in six (6) copies, three (3) in Spanish and three (3) in English, which shall constitute one original document. In the event of a conflict between the English and Spanish texts, the Spanish text shall prevail. The Parties recognize, however, that the Field JOA attached as Annex A hereto, is written solely in the English language.

6.6 In the event of a dispute arising out of or related to the interpretation or meaning of this Assignment (excluding the Field JOA attached hereto as Annex A), the Consultation and Arbitration provisions of Section XIII of the Contract shall apply.

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment as of the day and year first above written.


TRITON  EQUATORIAL  GUINEA,  INC.


____________________________________

Name:   ______________________________
Title:  ______________________________
Date:   ______________________________


ENERGY  AFRICA  EQUATORIAL  GUINEA  LIMITED



____________________________________

Name:   ______________________________
Title:  ______________________________
Date:   ______________________________


FOR  THE  REPUBLIC  OF  EQUATORIAL  GUINEA

THE  MINISTRY  OF  MINES  AND  ENERGY  OF
THE  REPUBLIC  OF  EQUATORIAL  GUINEA


____________________________________

Name:    ______________________________
Title:   ______________________________
Date:    ______________________________

ANNEX A


                   ATTACHED TO AND MADE PART OF THE ASSIGNMENT
       OF STATE PARTICIPATING INTEREST IN THE PRODUCTION SHARING CONTRACT FOR BLOCK F, OFFSHORE REPUBLIC OF EQUATORIAL GUINEA, BY AND BETWEEN
     TRITON EQUATORIAL GUINEA, INC., ENERGY AFRICA EQUATORIAL GUINEA LIMITED
       AND THE REPUBLIC OF EQUATORIAL GUINEA, DATED AS OF JANUARY 1, 2000







                            JOINT OPERATING AGREEMENT
                      FOR FIELD DEVELOPMENT AND PRODUCTION












                                     BLOCK F
                           OFFSHORE EQUATORIAL GUINEA






                            JOINT OPERATING AGREEMENT
                      FOR FIELD DEVELOPMENT AND PRODUCTION

                                TABLE OF CONTENTS

ARTICLE  1  -  DEFINITIONS

ARTICLE  2  -  TERM

    2.1        Effective Date and Severability
    2.2        Survival
    2.3        Stand Alone Option

ARTICLE 3 - SCOPE

    3.1        Scope
    3.2        Participating Interest
    3.3        Ownership, Obligations, and Liabilities
    3.4        Accounting Procedure

ARTICLE 4 - OPERATOR

    4.1        Designation of Operator
    4.2        Rights and Duties of Operator
    4.3        Employees of Operator
    4.4        Information Supplied by Operator
    4.5        Settlement of Claims and Lawsuits
    4.6        Limitation on Liability of Operator
    4.7        Insurance Obtained by Operator
    4.8        Commingling of Funds
    4.9        Resignation of Operator
    4.10       Removal of Operator
    4.11       Appointment of Successor

ARTICLE 5 - OPERATING COMMITTEE

      5.1      Establishment of Operating Committee
      5.2      Powers and Duties of Operating Committee
      5.3      Authority to Vote
      5.4      Subcommittees and Project Teams
      5.5      Notice of Meeting
      5.6      Contents of Meeting Notice
      5.7      Location and Frequency of Meetings
      5.8      Operator's Duties for Meetings
      5.9      Voting Procedure
     5.10      Record of Votes
     5.11      Minutes
     5.12      Voting by Notice
     5.13      Effect of Vote


ARTICLE 6 - WORK PROGRAMS AND BUDGETS

     6.1       Work Program and Budgets
     6.2       Discovery and Evaluation
     6.3       Development and Production
     6.4       Itemization of Expenditures
     6.5       Contract Awards
     6.6       Authorization for Expenditure Procedure
     6.7       Overexpenditures of Work Programs and Budgets

ARTICLE 7 - DEFAULT

     7.1       Default and Notice
     7.2       Operating Committee Meetings and Data
     7.3       Allocation of Defaulted Accounts
     7.4       Remedies
     7.5       Survival
     7.6       No Right of Set Off

ARTICLE 8 - DISPOSITION OF PRODUCTION

     8.1       Right and Obligation to Take in Kind
     8.2       Offtake Agreement for Crude Oil
     8.3       Separate Agreement for Natural Gas

ARTICLE 9 - ABANDONMENT AND DECOMMISSIONING

     9.1       Joint Operations Abandonment and Decommissioning

ARTICLE  10  -  SURRENDER,  EXTENSIONS  AND  RENEWALS

    10.1       Surrender
    10.2       Extension of the Term

ARTICLE 11 - TRANSFER OF INTEREST OR RIGHTS

    11.1       Obligations
    11.2       Consent
    11.3       Rights

ARTICLE 12 - WITHDRAWAL FROM AGREEMENT

    12.1       Right of Withdrawal
    12.2       Complete Withdrawal
    12.3       Rights of a Withdrawing Party
    12.4       Obligations and Liabilities of a Withdrawing Party
    12.5       Emergency
    12.6       Assignment
    12.7       Approvals
    12.8       Abandonment Security
    12.9       Withdrawal or Decommissioning by all Parties

ARTICLE  13  -  RELATIONSHIP  OF  PARTIES  AND  TAX

    13.1       Relationship of Parties
    13.2       Tax
    13.3       United States Tax Election

ARTICLE 14 - CONFIDENTIAL INFORMATION-PROPRIETARY TECHNOLOGY

    14.1       Confidential Information
    14.2       Continuing Obligations
    14.3       Proprietary Technology
    14.4       Trades

ARTICLE 15 - FORCE MAJEURE

    15.1       Obligations
    15.2       Definition of Force Majeure

ARTICLE 16 - NOTICES

ARTICLE 17 - GOVERNING LAW AND DISPUTE RESOLUTION

    17.1       Governing Law
    17.2       Dispute Resolution

ARTICLE 18 - GENERAL PROVISIONS

    18.1       Conflicts of Interest
    18.2       Warranties As To No Payments, Gifts and Loans
    18.3       Public Announcements
    18.4       Successors and Assigns
    18.5       Waiver
    18.6       Severance of Invalid Provisions
    18.7       Contract Translation
    18.8       Construction
    18.9       Execution by Facsimile
   18.10       Entirety
   18.11       Modification


EXHIBIT  A  - ACCOUNTING  PROCEDURE


EXHIBIT B  -  ENGLISH TRANSLATION OF THE CONTRACT, LETTER, AND AMENDMENT




                             JOINT OPERATING AGREEMENT
                        FOR FIELD DEVELOPMENT AND PRODUCTION


     THIS JOINT OPERATING AGREEMENT FOR FIELD DEVELOPMENT AND PRODUCTION (this "Agreement") is effective as of the Effective Date, between the Entities Constituting Part of Contractor in the Field on the Effective Date, i.e., Triton Equatorial Guinea, Inc., a Cayman Islands company ("Triton"), and Energy Africa Equatorial Guinea Limited, an Isle of Man company ("Energy Africa") and/or their respective successors and assigns, which may include the Republic of Equatorial Guinea. The entities referred to above may sometimes individually be referred to as "Party" and collectively as the "Parties." Triton and Energy Africa and/or their successors and assigns as Contractor in the Field are hereinafter collectively referred to as the Working Interest Parties. The Working Interest Parties and the State are sometimes hereinafter individually referred to as a "Party" and collectively as the "Parties."


                                    RECITALS
                                    --------

     Triton as "CONTRACTOR" therein, has entered into that certain Production Sharing Contract (the "Original Contract"), as amended from time to time, with the Republic of Equatorial Guinea, as "the STATE", executed on March 26, 1997, effective as of April 14, 1997, covering Block F, offshore Republic of Equatorial Guinea, more particularly described therein.

     With the approval of the Government, Triton assigned a fifteen percent (15%) interest in its rights and obligations in the Contract to Energy Africa as of June 1, 1999.

     The Parties have participated in renegotiation discussions at the request of the Government, which discussions were held between representatives of the Parties in London, England, from November 30, 1999, to December 7, 1999, as a result of which they have agreed to modify the Original Contract for the purpose of adjusting certain provisions thereof to reflect the new commercial structure for production sharing contracts adopted by the Government as reflected in a Memorandum of Understanding dated December 7, 1999 ("MOU").

     As part of the renegotiation the Contractor agreed to transfer to the Government a five percent (5%) interest in each Field discovered and developed under the Contract together with all rights and interests related thereto effective upon approval of the initial Development Plan for each such Field.

     The Original Contract has been amended, among other things, by the Amendment to the Production Sharing Contract for Block F, Offshore Republic of Equatorial Guinea, dated as of January 1, 2000 (the "Amendment").

     The Government has agreed pursuant to the Assignment of State Participating Interest in the Production Sharing Contract for Block F, Offshore Republic of Equatorial Guinea (the "Assignment") to accept a five percent (5%) interest in each Field discovered and developed under the Contract together with all rights and interests related thereto subject to this Agreement effective with each assignment under the Assignment on the terms agreed to herein by Triton and Energy Africa.





                                   AGREEMENTS
                                   ----------

     In consideration of the mutual agreements and obligations set out below between the Entities Constituting Part of Contractor on the Effective Date, the Parties agree as follows:


                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS

The  following  terms  shall  have  the  meaning  assigned  to  them  below:

Accounting  Procedure  means the rules, provisions, and conditions set forth and
---------------------
contained  in  Exhibit  A  to  this  Agreement.

AFE  means  an  authorization  for  expenditure  issued pursuant to Section 6.6.
---

Affiliate means, in relation to any Party, any company or legal entity which (i)
---------
controls, (ii) is controlled by, or (iii) is controlled by an entity which controls a Party. For the purpose of this definition, control means ownership, directly or indirectly, of more than fifty percent (50%) of the voting rights in a company or legal entity or the possession of the power, directly or indirectly, to direct or cause the direction of the management or policies of a Party, whether through or by ownership, contract or otherwise.

Agreed  Interest  Rate means a floating interest rate, compounded monthly, equal
----------------------
to the lesser of (i) the rate per annum published by The Wall Street Journal (or if not published by The Wall Street Journal, published by the Financial Times of London) as the one month LIBOR for U.S. dollar deposits on the first Business Day prior to the due date of payment and thereafter on the first Business Day of each succeeding calendar month, plus five percentage (5%) points, or (ii) the maximum rate permitted by the governing law specified in Section 17.1.

Agreement  means  this  Joint  Operating  Agreement  for  Field  Development and
---------
Production, together with the Exhibits attached hereto, as amended from time to time in writing by the Parties.

Applicable  Law  means  the  Hydrocarbons Law as defined in the Contract and any
---------------
other statute, decree, order, directives, regulation, or rule (of whatever nature) as such may be validly issued by the Government and in effect from time to time, including without limitation, those laws, statutes, rules and regulations with respect to the exploration, development and production of Hydrocarbons that govern the Contracts or are incorporated by the terms of such Contracts.

Business  Day  means a day on which the banks in Dallas, Texas, U.S.A., are open
-------------
for  domestic  and  international  business.

Calendar  Quarter  means  a  period  of  three  (3)  consecutive calendar months
-----------------
beginning,  respectively,  on  January  1,  April  1,  July  1,  and  October 1.

Calendar Year means a period of twelve (12) months commencing with January 1 and
-------------
ending  on  the  following  December  31.

Carried  Costs means costs directly attributable to the Carried Party, which the
--------------
Working  Interest  Parties  are  obligated to bear and pay under the Assignment.

Carried  Party  means  the  State  or  other  wholly  owned  Government  entity
--------------
exclusively responsible for the development of Hydrocarbon deposits in a Field in the Contract Area, who receives the assignment of the five percent (5%) Participating Interest pursuant to Part B of the Assignment.

Cash  Call  is  defined  in  the  Accounting  Procedure.
----------

Commercial  Discovery  is  defined  in  the  Contract.
---------------------

Completion  means  an  operation  intended  to  complete a well as a producer of
----------
Hydrocarbons in one or more Zones, including the setting of production casing, perforating, stimulating the well, and production Testing conducted in such operation. Complete and other derivatives shall be construed accordingly.
              --------

Contract  means  the  Production  Sharing  Contract  between  The  Republic  of
--------
Equatorial Guinea and Triton Equatorial Guinea, Inc., executed on March 26, 1997, and effective as of April 14, 1997 (the "Original Contract"), covering Block F, Offshore the Republic of Equatorial Guinea, as amended by the Letter and by the Amendment to the Production Sharing Contract For Block F, Offshore Republic of Equatorial Guinea, dated as of January 1, 2000 (the "Amendment"), the English translation of which is attached hereto as Exhibit B, and any extension, renewal or amendment thereof agreed to in writing by the Parties from time to time.

Contractor  means Triton, EA and the Government, and their respective successors
----------
and  permitted  assigns  under  the  Contract  and Assignment from time to time.

Contract  Area  means  the "Contract Area" delineated in Annex A of the Contract
--------------
and  described  in  Annex  B  of  the  Contract,  as  amended from time to time.

Contract  Period  means all or any of the periods of one (1) or two (2) Contract
----------------
Years described in Section 2.2 of the Contract, as may be further amended from time to time, including the extension of twelve (12) months provided for in the Letter and ratified by the Government.

Contract  Year  is  defined  in  the  Contract.
--------------

Crude  Oilis  defined  in  the  Contract.
----------

Day  means  a  calendar  day  unless  otherwise  specifically  provided.
---

"Decommissioning"  pursuant  to  the  Oil  Industry  International Exploration &
 ---------------
Production Forum (E&P Forum Report No. 10.12/232, December 1995), means platform decommissioning consisting of three (3) distinct activities: decommissioning, the shutting down and making safe of the facilities and wells, including purging and clearing systems of Petroleum and other chemicals; removal of all or part of the facility, based on environmental, economic and safety considerations; and disposal and/or recycling of the removed parts, in place, onshore, or in an approved deep water location. Decommission and other derivatives shall be
                                  ------------
construed  accordingly.

Default  Notice  is  defined  in  Section.7.1.
---------------

Defaulting  Party  is  defined  in  Section.7.1.
-----------------

Deepening  means  an  operation  whereby  a well is drilled to an objective Zone
---------
below the deepest Zone in which the well was previously drilled, or below the deepest Zone proposed in the original well proposal (in the applicable Work Program and Budget or pursuant to Article 6), whichever is deeper. Deepen and other derivatives shall be construed accordingly.

Delivery  Point  means that point where Hydrocarbons and title thereto passes to
---------------
each Party from the facilities that are operated for the Joint Account in the Contract Area to the loading flange of the equipment into which such delivery is being made.

Development  Plan means a plan for the development of Hydrocarbons from a Field,
-----------------
which  is  described  in  Section  2.6  of  the  Contract.

Discovery means the discovery of an accumulation of Hydrocarbons whose existence
---------
until  that  moment  was  unproven  by  drilling.

Effective  Date  means  the  date  this Agreement comes into effect as stated in
---------------
Section  2.1.
----

EIA  means,  collectively  and/or  individually, any of the environmental impact
---
assessments prepared in connection with Operator's conduct of Joint Operations or any permanent preventative and contingency plans required from time to time under the Applicable Laws, and any amendments and updates thereto.

Entitlement  means a quantity of Hydrocarbons to which a Party has the right and
-----------
obligation to take delivery pursuant to the Contract and the terms of this Agreement, after adjustment for overlifts and underlifts as contemplated in
Section  8.2.

Entity  Constituting  Part  of  Contractor  means  a  legal entity which holds a
------------------------------------------
Participating Interest in a Field as part of Contractor as constituted from time to time.

Equipping  means  the  installation  of  equipment for production of a Completed
---------
well,  including  surface  production  facilities.  Equip  and other derivatives
----                                               ------
shall  be  construed  accordingly.

Exploitation  Period  is  the  period  described in Section 2.7 of the Contract.
--------------------

Field is  defined  in  the  Contract.
-----

Force  Majeure  is  defined  in  Section  16.2  of  this  Agreement.
--------------

G  &  G  Data  means  geological,  geophysical,  and  geochemical  data,  aerial
-------------
photographic reconnaissance, field reconnaissance, detailed field mapping, core hole drilling, and other similar information that is not obtained through a well bore.

Government  means the Government of the Republic of Equatorial Guinea or "State"
----------
as defined in the Contract, including any national, provincial, or local government in the Republic of Equatorial Guinea and any court, agency, corporation, or instrumentality thereof.

Gross  Negligence  means  any  act  or  failure  to  act (whether sole, joint or
-----------------
concurrent) by any person or entity which was intended to cause, or which was in reckless disregard of or wanton indifference to, harmful consequences such person or entity knew, or should have known, such failure would have on the safety or property of another person or entity.

Hydrocarbons means all substances including liquid and gaseous hydrocarbons
------------
which are  subject  to  and  covered  by  the  Contract.

Hydrocarbons  Law  is  defined  in  the  Contract.
-----------------

Indemnitees  is  defined  in  Section  4.6(B).
-----------

Joint Accounts means the accounts maintained for Joint Operations by Operator in
--------------
accordance  with  the provisions of this Agreement and the Accounting Procedure.

Joint  Operations  means  those  operations  and  activities  under the Contract
-----------------
carried out by Operator pursuant to this Agreement, the costs of which are chargeable to all Parties.

Joint  Property  means all wells, facilities, equipment, materials, information,
---------------
funds  and  the  property  held  for  use  in  Joint  Operations.

Letter  means  collectively,  those  certain  letters  dated September 29, 1998,
------
regarding exploration programme for Blocks F and G and Work Program and Budget for 1998 for Blocks F and G, attached hereto as Exhibit B.

Maximum  Efficient  Rate  ("MER")  is  defined  in  the  Contract.
---------------------------------

Minimum  Work  Obligation  means  those  work  and/or  expenditure  obligations
-------------------------
specified in the Contract which must be performed during the then current Contract phase or period in order to satisfy the obligations of the Contract.

Natural  Gas  is  defined  in  the  Contract.
------------

Net  Crude  Oil  means  that  portion  of  the  total production of Hydrocarbons
---------------
remaining after payment of Royalty and recovery of Petroleum Operations Expenditures, which is allocated to the Parties under the terms of Section VII of the Contract.

Non-Operator(s)  means  the  Party  or  Parties  to  this  Agreement  other than
---------------
Operator.

Operating  Committee  means the committee constituted in accordance with Section
--------------------
5.1.

Operator  means  a Party to this Agreement designated as such in accordance with
--------
this  Agreement.

Participating  Interest means the undivided percentage interest of each Party in
-----------------------
the  rights  and  obligations  derived  from  the  Contract  and this Agreement.

Party  means  any of the entities named in the first paragraph to this Agreement
-----
and any respective successors or assigns in accordance with the provisions of this Agreement.

Petroleum  Operations  Expenditures  means  costs  and  expenses incurred by the
-----------------------------------
Parties  and  allowed  to  be  recovered  pursuant  to  the  Contract.

Plugging  Back  means  a  single operation whereby a deeper Zone is abandoned in
--------------
order  to  attempt  a  Completion  in  a  shallower  Zone.  Plug  Back and other
                                                            ----------
derivatives  shall  be  construed  accordingly.

Production  Bonus  means a bonus payable by the Parties under Section 9.3 of the
-----------------
Contract.

Recompletion means an operation whereby a Completion in one Zone is abandoned in
------------
order to attempt a Completion in a different Zone within the existing wellbore. Recomplete and other derivatives shall be construed accordingly.
----------

Retained  Areas means those portions of the Contract Area retained by Contractor
---------------
as part of the Field during the Exploitation Period in accordance with the Contract and the Applicable Law.

Reworking  means  an  operation  conducted in the wellbore of a well after it is
---------
Completed to secure, restore, or improve production in a Zone that is currently open to production in the wellbore. Such operations include well stimulation operations, but exclude any routine repair or maintenance work, or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well. Rework and other derivatives shall be construed accordingly.
------

Royalty  as  defined  in  the  Contract.
-------

Security  is  defined  in  Section  12.8.
--------

Senior  Supervisory  Personnel means with respect to a Party, any individual who
------------------------------
functions as such Party's designated manager or supervisor responsible for or in charge of onsite Joint Operations, including drilling, construction and production and any individual who functions for such Party or one of its Affiliates at a management level equivalent or superior to such manager, or any officer or director of such Party or one of its Affiliates.

Sidetracking  means  the directional control and intentional deviation of a well
------------
from the vertical so as to change the bottom-hole location, unless done to straighten the hole or to drill around junk in the hole or to overcome other mechanical  difficulties.  Sidetrack  and  other  derivatives shall be construed
                           ---------
accordingly.

Special  Damages  means  any  costs,  expense,  or  liability for environmental,
----------------
consequential, punitive, special, or indirect damages or losses, including those arising from business interruption, loss of profits, reservoir or formation damage, inability to produce Hydrocarbons, pollution control, or environmental amelioration or reclamation.

State  means  the  Republic  of  Equatorial  Guinea.
----------------------------------------------------

Testing  means  a  well  bore operation intended to flow formation fluids to the
-------
surface in order to evaluate the capacity of a Zone to produce Hydrocarbons. Test and other derivatives shall be construed accordingly.
----

U.S.  Party  is  defined  in  Section  13.3(C).
-----------

Working  Interest  Parties  means  the  Parties to this Agreement other than the
--------------------------
Carried  Party.

Work  Program  and  Budget  means a work program for Joint Operations and budget
--------------------------
therefore  as  described  and  approved  in  accordance  with  Article  6.

Zone  means  a  geological  structure or stratigraphic trap capable of producing
----
Hydrocarbons that may contain one or more separate and distinct lithologic members trapped by (i) impermeable rock or water barriers and characterized by a single natural pressure system, or (ii) lithological or structural barriers that prevent pressure communication.


                                    ARTICLE 2
                                    ---------
                                      TERM

2.1     Effective  Date and Severability.  This Agreement shall apply severally,
        ---------------------------------
sequentially and automatically to every Field developed under the Contract. The "Effective Date" is, for each Field, the approval date of Development Plan for such Field under the terms of the Contract. It shall continue in effect until the Contract terminates, and all materials, equipment, and personal property used in connection with the Operations have been removed and disposed of, and final settlement has been made among the Parties. The State shall become a Party to this Agreement for a Field in which it receives a Participating Interest under the Contract and the Assignment.

2.2     Survival.  The Articles and Section of this Agreement referred to in (A)
        ---------
and  (B)  below  shall  survive  termination  and  remain  in  effect  until:

     (A) all wells have been properly abandoned and all installations and facilities Decommissioned in accordance with Article 9 or transferred with all such obligations to the State under the Contract; and

     (B) all obligations, claims, arbitrations, and lawsuits have been settled or otherwise disposed of in accordance with Section 4.5 and Article 17.

2.3     Stand  Alone  Option.  The  Parties  recognize  that  the  form  of this
        --------------------
Agreement, which is an Annex to the Assignment, will be construed and implemented on a Field by Field basis effective January 1, 2000. The form of this Agreement, however, may not be satisfactory to one or more of the Parties, from time to time, particularly for the purpose of raising finance from external sources to fund Joint Operations for one or more Fields. Should any Party, at any time, request to the other Parties that this Agreement, as it applies to a particular Field, be severed from the Contract and recast as a stand alone agreement, then, in such event, the other Parties shall promptly cooperate with the requesting Party in achieving the stated purpose and this Agreement shall be modified as to form, but not as to substance, to show the names of the Parties, the allocation of the Participating Interest and the Carried Costs by name of Parties and everything that is necessary and proper to recast the arrangements herein in the form of a stand alone agreement, including signature lines, signatures and date of execution.


                                    ARTICLE 3
                                    ---------
                                      SCOPE

3.1          Scope.
             ------

(A) The purpose of this Agreement is to establish the respective rights and obligations of the Parties with regard to Field operations under the Contract, including the joint exploration, evaluation, development and production of Hydrocarbon reserves from the Field.

     (B) Without limiting the generality of Section 3.1(A), the following activities are outside of the scope of this Agreement and are not addressed herein:

     (1) Construction, operation, maintenance, repair and removal of facilities downstream from the Delivery Point of the Parties' shares of Hydrocarbons under the offtake agreement provided for in Section 8.2;

     (2) Transportation of Hydrocarbons beyond the Delivery Point of the Parties' shares of Crude Oil under the offtake agreement provided for in Section
8.2  and  the  transportation  of  Natural  Gas  as provided for in Section 8.3;

     (3) Marketing and sales of Hydrocarbons, except as expressly provided in Sections 7.4 and in Article 8;

     (4) Acquisition of rights to explore for, evaluate, develop or produce Hydrocarbons outside of the applicable Field in the Contract Area (other than as a consequence of unitization with an adjoining field under the terms of the Contract); and

     (5) Exploration, evaluation, development or production of minerals other than Hydrocarbons, whether inside or outside of the Contract Area.

3.2          Participating  Interest.
             ------------------------

     (A) The Participating Interests of the Parties in a Field as of January 1, 2000 upon assignment to the State in accordance with the provisions of the Assignment are:

                       State       5.00%
                       Triton     80.75%
                       EA         14.25%


If a Party transfers, from time to time, all or part of its Participating Interest as permitted in the Assignment and Contract after January 1, 2000, but prior to the Effective Date of this Agreement for a Field, the Participating Interests of the Parties shown above shall be revised accordingly.

(B) The Carried Costs will be borne as of the Effective Date by the Working Interest Parties and/or their respective successor and assigns after January 1, 2000 as follows:


                       Triton      4.25%
                       EA          0.75%


If a Working Interest Party transfers, from time to time, all or part of its Participating Interest after January 1, 2000, but prior to the Effective Date of this Agreement for a Field, the Carried Costs to be borne by the Working Interest Parties shown above shall be revised accordingly.

(C) If a Party transfers all or part of its Participating Interest pursuant to the provisions of this Agreement and as permitted in the Assignment and Contract, the Participating Interests and the Carried Cost share, if applicable, of the Parties shall be revised accordingly. In the event that the Parties and/or Participating Interest of the Parties in a Field differs from other Fields in the Contract Area, then the Parties agree that a separate and distinct Field JOA shall apply with regard to such Field with differing ownerships for all purposes, provided however that the cross default provision of Section 7.7 shall apply to all operating agreements to which the Defaulting Party is a party.

3.3     Ownership,  Obligations,  and Liabilities.  Unless otherwise provided in
        ------------------------------------------
this  Agreement:

     (A) Except as otherwise provided in the Assignment with respect to a Field, all the rights and interests in and under the Contract, all Joint Property, and any Hydrocarbons produced from the Field and attributable to the Contractor pursuant to the Contract shall be owned by the Parties in accordance with their respective Participating Interests;

     (B) The obligations of the Parties under the Contract, and all liabilities and expenses incurred by Operator in connection with Joint Operations, shall be charged to the Joint Account and all credits to the Joint Account shall be shared by the Parties, as among themselves, in accordance with their respective Participating Interests; and

     (C) Each Working Interest Party shall bear and pay when due, in accordance with the Accounting Procedure, its Participating Interest share of Joint Account and Carried Party's expenses incurred pursuant to this Agreement, including Cash Calls, billings and accrued interest. The Parties agree that time is of the essence for payment owing under this Agreement. A Working
Interest Party's payment of any charge under this Agreement shall be without prejudice to its right to later contest the charge.

3.4     Accounting  Procedure. The Accounting Procedure shall govern the accrual
        ----------------------
and satisfaction of the respective obligations, liabilities, and credits among the Parties.


                                    ARTICLE 4
                                    ---------
                                    OPERATOR

4.1     Designation  of  Operator.  Triton is designated as Operator, and agrees
        --------------------------
to act in accordance with the terms and conditions of the Contract and this Agreement, which terms and conditions shall also apply to any successor Operator.

4.2          Rights  and  Duties  of  Operator.
             ----------------------------------

     (A) Subject to the terms and conditions of this Agreement, Operator shall have all of the rights, functions, and duties of Contractor related to the conduct of operations under the Contract, and shall have exclusive charge of and shall conduct all Joint Operations. Operator may employ independent contractors or agents (which may include Affiliates of Joint Operator) for such Operations.

     (B)          Operator  shall  and  is  authorized  to:

     (1) Perform Joint Operations in accordance with the provisions of the Contract, this Agreement, the approved Work Program and Budget and the instructions of the Operating Committee not in conflict with this Agreement;

     (2) Conduct all Joint Operations in a diligent, safe, and efficient manner in accordance with good and prudent oilfield practices and conservation principles generally followed by the international petroleum industry under similar circumstances;

     (3) Subject to Section 4.6 and the Accounting Procedure, neither gain a profit nor suffer a loss as a result of being the Operator in its conduct of Joint Operations, provided that Operator may rely upon Operating Committee approval of specific accounting practices not in conflict with the Accounting Procedure;

     (4) Perform the duties for the Operating Committee set out in Section 5.8, and prepare and submit to the Operating Committee the proposed Work Program and Budgets and AFEs as provided in Article 6;

     (5) Acquire all permits, consents, approvals, surface, or other rights that may be required for or in connection with the conduct of Joint Operations;

     (6) Upon receipt of reasonable advance notice, permit the representatives of any of the Parties to have reasonable access to the Joint Operations (at all reasonable times, upon reasonable advance notice, and at such Parties' own risk and expense) with the right to observe all such Joint Operations and to inspect all Joint Property associated therewith and to conduct financial audits as provided in the Accounting Procedure;

    (7) Use its reasonable efforts to maintain the Contract in full force and effect with respect to the Field;

    (8) Pay and discharge all liabilities and expenses incurred in connection with Joint Operations and use its reasonable efforts to keep and maintain the Joint Property free from all liens, charges, and encumbrances arising out of Joint Operations;

    (9) Pay to the Government for the Joint Accounts, within the periods and in the manner prescribed by the Contract and all Applicable Laws, all taxes, fees and other payments pertaining to Joint Operations, but excluding any taxes measured by the income, equity, or net assets of a Party, or any other taxes, penalties, fees or assessments which are the individual responsibility of a Party;

   (10) Carry out the obligations of Contractor under the Contract with respect to the Field, including the preparation and furnishing of reports, records, and information as may be required pursuant to the Contract; and

   (11) Take all necessary and proper measures for the protection of life, health. safety, the environment and property in the case of an emergency and notify the Parties immediately of the details of such emergency and measures.

(C) Operator shall have the exclusive right and obligation to represent the Parties, in accordance with the directives of the Operating Committee, in all dealings with the Government with respect to matters arising under the Contract and Joint Operations. Operator shall notify the other Parties as soon as possible in advance of such meetings. Non-Operators shall have the right to attend such meetings but only in the capacity of observers. Nothing contained in this Agreement shall restrict any Party from holding discussions with the Government with respect to any issue peculiar to its particular business interests arising under the Contract or this Agreement, but in such event such Party shall promptly advise the other Parties, if possible, before and in any event promptly after such discussions; provided that such Party shall not be required to divulge to the other Parties any matters discussed to the extent the same involve proprietary information on matters not affecting the other Parties.

4.3     Employees  of  Operator.  Subject  to  the  Contract and this Agreement,
        ------------------------
Operator shall determine the number of employees, the selection of such employees, the hours of work, and the compensation to be paid all such employees in connection with Joint Operations. Operator shall employ only such employees, agents, and contractors as are reasonably necessary to conduct Joint Operations in accordance with good and prudent international petroleum industry practices.

4.4          Information  Supplied  by  Operator.
             ------------------------------------

     (A) Operator shall provide Non-Operators the following data and reports as they are currently produced or compiled from Joint Operations for the Field:



(1)   A copy of all logs or surveys;

(2)   Daily drilling progress reports;

(3)   A copy of all Tests and core analysis reports;

(4)   A copy of the plugging reports;

(5) Engineering studies, development schedules, and annual progress reports on development projects;

(6) Field and well performance reports, including reservoir studies, and reserve estimates;

(7) Copies of all reports relating to Joint Operations furnished by Operator to the Government;


(8) A copy of the final G & G Data prepared by Operator or contractors, except magnetic tapes, which shall be stored by Operator and made available on request for inspection or copying, at the sole expense of the requesting Non-Operator;

(9) Other reports as frequently as is justified by the activities or as instructed by the Operating Committee; and

(10) Subject to Section 14.3, such additional information requested by a Non-Operator, provided that the requesting Non-Operator pays the costs of preparation of such information and that the preparation of such information does not unduly burden Operator's administrative and technical personnel.

     (B) Operator shall give Non-Operators access at all reasonable times to all other data acquired in the conduct of Joint Operations. Any Non-Operator may make copies of such other data at its sole expense.

4.5          Settlement  of  Claims  and  Lawsuits.
             --------------------------------------

     (A) Operator shall promptly notify the Parties of all material claims or suits that arise out of Joint Operations or relate in any way to Joint Operations. Operator shall represent the Parties and defend or oppose the claim or suit. Operator may in its sole discretion compromise or settle any such claim or suit or any related series of claims or suits for an amount not to exceed the equivalent of U.S. Dollars One Hundred Thousand (US $100,000.00) exclusive of legal fees. Operator shall obtain the approval and direction of the Operating Committee prior to compromising or settling any claim or suite for an amount in excess of the above stated amount. Each Non-Operator shall have the right to be represented by its own counsel at its own expense in the settlement, compromise, or defense of such claims or suits.

     (B) Any Non-Operator shall promptly notify the other Parties of any claim made against such Non-Operator by a third party relating to or which may affect Joint Operations or other Parties. Such Non-Operator shall defend or settle any claim affecting Joint Operations in accordance with any directions given by the Operating Committee. All costs, expenses, and damages as are payable with respect to such defense or settlement shall be for the Joint Account.

(C) Notwithstanding Section 4.5(A) and Section 4.5(B), each Party shall have the right to participate in any such prosecution, defense, or settlement conducted in accordance with Section 4.5(A) and Section 4.5(B) at its sole cost and expense; provided always that a Party may not unilaterally settle its Participating Interest or Carried Cost share of any claim without agreement of the Operating Committee such settlement will not prejudice the interest of any other Party or the conduct of Joint Operations.

4.6          Limitation  on  Liability  of  Operator.
             ----------------------------------------

     (A) Except as set out in this Section 4.6, NEITHER THE PARTY DESIGNATED AS OPERATOR NOR ANY OTHER INDEMNITEE (AS DEFINED BELOW) SHALL BEAR (EXCEPT AS A PARTY TO THE EXTENT OF ITS PARTICIPATING INTEREST) ANY DAMAGE, LOSS, COST, EXPENSE, OR LIABILITY RESULTING FROM PERFORMING (OR FAILING TO PERFORM) THE DUTIES AND FUNCTIONS OF THE OPERATOR, AND THE INDEMNITEES ARE HEREBY RELEASED FROM LIABILITY TO NON-OPERATORS FOR ANY AND ALL DAMAGES, LOSSES, COSTS, EXPENSES AND LIABILITIES ARISING OUT OF, INCIDENT TO OR RESULTING FROM SUCH PERFORMANCE OR FAILURE TO PERFORM, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY A PRE-EXISTING DEFECT, THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), GROSS NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL FAULT OF OPERATOR (OR ANY SUCH INDEMNITEE).

     (B) Except as set out in this Section 4.6, THE PARTIES SHALL IN PROPORTION TO THEIR PARTICIPATING INTERESTS DEFEND AND INDEMNIFY OPERATOR AND ITS AFFILIATES, AND THEIR RESPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND CONSULTANTS (COLLECTIVELY THE "INDEMNITEES"), FROM ANY AND ALL DAMAGES, LOSSES, COSTS, EXPENSES (INCLUDING REASONABLE LEGAL COSTS, EXPENSES AND ATTORNEYS' FEES) AND LIABILITIES INCIDENT TO CLAIMS, DEMANDS, OR CAUSES OF ACTION BROUGHT BY OR ON BEHALF OF ANY PERSON OR ENTITY, WHICH CLAIMS, DEMANDS, OR CAUSES OF ACTION ARISE OUT OF, ARE INCIDENT TO OR RESULT FROM OPERATIONS, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY A PRE-EXISTING DEFECT, THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), GROSS NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL FAULT OF OPERATOR (OR ANY SUCH INDEMNITEE).

     (C) Nothing in this Section 4.6 shall be deemed to relieve the Party designated as Operator from its Participating Interest share of any damage, loss, cost, expense or liability arising out of, incident to or resulting from Joint Operations.

     (D) Notwithstanding Sections 4.6(A) and 4.6(B), if any Senior Supervisory Personnel of Operator or its Affiliates engage in Gross Negligence that proximately causes the Parties to incur damage, loss, cost, expense or liability for claims, demands or causes of action referred to in Sections 4.6(A) or 4.6(B), then, in addition to its Participating Interest and Carried Cost share, Operator shall bear only the first U.S. Dollars Five Million (US$5,000,000.00) of such damages, losses, expenses and liabilities in a Calendar Year.

     (E) NOTWITHSTANDING THE FOREGOING, UNDER NO CIRCUMSTANCES SHALL OPERATOR OR ANY INDEMNITEE (EXCEPT AS A PARTY TO THE EXTENT OF ITS PARTICIPATING INTEREST) BEAR ANY SPECIAL DAMAGES.

4.7          Insurance  Obtained  by  Operator.
             ----------------------------------

     (A) Operator shall procure and maintain, or cause to be procured and maintained, for the Joint Accounts all insurance in the types and amounts required by the Contract and Applicable Law; if Operator is unable to do so, Operator shall promptly advise the Operating Committee, and thereupon Operator's liability to obtain such insurance shall be suspended as to such specific insurance as to which its inability relates.

     (B) Operator shall obtain such further insurance, at competitive rates, as the Operating Committee may from time to time require.

     (C) Any Party may elect not to participate in the coverage and the cost of any insurance to be procured under Section 4.7(B) provided such Party:


(1)  Gives prompt written notice to that effect to Operator;

(2) Does nothing which may interfere with Operator's negotiations for such insurance for the other Parties; and

(3) Obtains and maintains such insurance (in respect of which an annual certificate of adequate coverage from a reputable insurance broker shall be sufficient evidence) or other evidence of financial responsibility which fully covers its Participating Interest share of the risks that would be covered by the insurance procured under Section 4.7(B), and which the Operating Committee determines is acceptable. No such determination of acceptability shall in any way absolve a non-participating Party from its obligation to meet each Cash Call including any Cash Call in respect of damages and losses and/or the costs of remedying the same in accordance with the terms of this Agreement. If such Party obtains other insurance, such insurance shall contain a waiver of subrogation in favor of all the other Parties, the Operator and their insurers, but only in respect of their interests under this Agreement, and shall be primary as respects any other insurance providing coverage to the other Parties, the Operator and their insurers. Such waiver of subrogation shall be in favor of any contractor or subcontractor in respect of which Operator has waived rights of recourse on behalf of itself and/or the Parties with respect to Joint Operations; such waivers of subrogation shall extend to the benefit of the contractors and/or of the subcontractors so protected; or in the absence of such insurance such Party hereby releases and indemnifies all the other Parties from any claims or loss and damage that would have been covered by such insurance, including those within deductibles applying to such insurance with respect to Joint Operations.

     (D) The cost of insurance for Joint Operations in which all the Parties are participating shall be for the Joint Account, and the cost of insurance in which less than all the Parties are participating pursuant to Section 4.7(C) shall be charged to the Parties participating in proportion equal to a fraction, the numerator of which is such Party's Participating Interest and the denominator of which is the sum of the Participating Interests of the Parties that are participating in such insurance.

     (E) Operator shall, in respect of all insurance obtained pursuant to this Section 4.7:

     (1) Promptly inform the participating Parties when such insurance is obtained and upon request supply them with copies of the relevant policies when the same are issued;

     (2) Arrange for the participating Parties, according to their respective Participating Interests, to be named as co-insureds on the relevant policies with waivers of subrogation in favor of all the Parties and shall be primary as respects any other insurance providing coverage to the Parties; and shall be in favor of any contractor or subcontractor in favor of whom the Operator in its capacity of Operator shall have waived rights or recourse; such waivers of subrogation shall extend to the benefit of the insurers of the Parties and/or of the contractors and/or subcontractors so protected; and

     (3) Duly file all claims and take all necessary and proper steps to collect any proceeds and credit any proceeds to the participating Parties in proportion to their respective Participating Interests.

     (F) Operator shall use its reasonable efforts to require all contractors performing work in respect of Joint Operations to obtain and maintain any and all insurance pertaining to such work in the types and amounts required by any Applicable Law, contract or any directive of the Operating Committee, and shall use its reasonable efforts to require all such contractors to name the Parties as additional insureds on contractor's insurance policies or to obtain from their insurers waivers of all rights of recourse against the Parties.

(G) Each Party may, for its own account and at its own expense, obtain such additional insurance pertaining to Joint Operations and the Contract as it may deem advisable; provided however, that the obtaining of such additional insurance shall not interfere with Operator's placement of insurance in accordance with the terms of this Section 4.7.

4.8     Commingling  of Funds.  Operator may commingle with Operator's own funds
        ---------------------
the monies which Operator receives from or for the Joint Accounts pursuant to this Agreement. Notwithstanding that monies of a Non-Operator have been commingled with Operator's funds, the Operator shall account to Non-Operators for the monies of a Non-Operator advanced or paid to Operator, whether for the conduct of Joint Operations or as proceeds from the sale of production under this Agreement. Such monies shall be applied only to their intended use and shall in no way be deemed to be funds belonging to Operator. Notwithstanding the foregoing, upon the agreement of all Non-Operators, Non-Operators shall have the right to request Operator to segregate from Operator's own funds the monies which Operator receives from the Parties in connection with operations on each Field, and the Operator shall not unreasonably refuse any such request.

4.9     Resignation  of  Operator.  Subject to Section 4.11, Operator may resign
        --------------------------
as Operator at any time by so notifying the other Parties at least one hundred and twenty (120) Days prior to the effective date of such resignation.

4.10  Removal of Operator.
      ---------------------

(A) Subject to Section 4.11, Operator shall be removed upon receipt of notice from any Non-Operator if:

     (1) An order is made by a court or an effective resolution is passed for the reorganization under any bankruptcy law, dissolution, liquidation, or winding up of Operator;

(2) Operator dissolves, liquidates, is wound up, or otherwise terminates its existence;

(3) Operator becomes insolvent, bankrupt, or makes an assignment for the benefit of creditors; or

(4)  A receiver is appointed for a substantial part of Operator's assets.


          If the removal of Operator is prevented by any applicable bankruptcy law, but Operator or any trustee acting on behalf of Operator properly elects under that law to reject or avoid all or any part of this Agreement, Operator shall be deemed to have resigned without any further action being required on the part of the Non-Operators.

     (B) Subject to Section 4.11, Operator may be removed by the decision of the Working Interest Parties if Operator has committed a material breach of this Agreement and has either failed to cure such breach within thirty (30) Days of receipt of a notice from Working Interest Parties detailing the alleged breach or failed to diligently pursue the cure to completion. Any decision of Working Interest Parties to give notice of breach to Operator or to remove Operator under this Section 4.10(B) shall be made by an affirmative vote of all Working Interest Parties, excluding any Affiliates of Operator, provided that there are at least two (2) Non-Affiliated Working Interest Parties.

     (C) If Operator together with any Affiliate of Operator is or becomes the holder of a Participating Interest of less than twenty percent (20%), then Operator shall be required to promptly notify the other Parties. The Operating Committee shall then vote within twenty (20) Days of such notification on whether or not a successor Operator should be named pursuant to Section 4.11.

4.11     Appointment of Successor.  When a change of Operator occurs pursuant to
         -------------------------
Section  4.9  or  Section  4.10:

     (A) The Operating Committee shall meet as soon as possible to appoint a successor Operator pursuant to the voting procedure of Section 5.9. However, no Party may be appointed successor Operator against its will.

     (B) If the Operator disputes commission of or failure to cure a material breach alleged pursuant to Section 4.10(B), and proceedings are initiated pursuant to Section 17.2, no successor Operator may be appointed pending the conclusion or abandonment of such proceedings, subject to the terms of Section 7.3(B) with respect to Operator's breach of its payment obligations.

     (C) If an Operator is removed other than in the case of Section 4.10(C), neither Operator nor any Affiliate of Operator shall have the right to vote for itself or the Operator on the appointment of a successor Operator.

     (D) A resigning or removed Operator shall be compensated out of the Joint Account for its reasonable expenses directly related to its resignation or removal, except in the case of Section 4.10(B).

     (E) The Operating Committee shall arrange for the taking of an inventory of all Joint Property and Hydrocarbons, and an audit of the books and records of the removed Operator. Such inventory and audit shall be completed, if possible, no later than the effective date of the change of Operator. The liabilities and expenses of such inventory and audit shall be charged to the Joint Accounts.

     (F) The resignation or removal of Operator and its replacement by the successor Operator shall not become effective prior to receipt of any necessary Government approvals.

     (G) Upon the effective date of the resignation or removal, the successor Operator shall succeed to all duties, rights, and authority prescribed for Operator. The former Operator shall transfer to the successor Operator custody of all Joint Property, Joint Accounts, records, and other documents maintained by Operator pertaining to the Field and to Joint Operations. Upon delivery of the above-described property and data, the former Operator shall be released and discharged from all obligations and liabilities as Operator accruing after such date.


                                    ARTICLE 5
                                    ---------
                               OPERATING COMMITTEE

5.1     Establishment  of  Operating  Committee.  To  provide  for  the  overall
        ----------------------------------------
supervision and direction of Joint Operations, there is established an Operating Committee composed of representatives of each Party. Each Party shall appoint one (1) representative and one (1) alternate representative to serve on the Operating Committee. Each Party shall as soon as possible after the date of this Agreement give notice in writing to the other Parties of the name and address of its representative and alternate representative to serve on the Operating Committee. Each Party shall have the right to change its representative and alternate at any time by giving notice to such effect to the other Parties.

5.2          Powers  and  Duties  of  Operating  Committee.
             ----------------------------------------------

     (A) The Operating Committee shall have power and duty to authorize and supervise Joint Operations that are necessary or desirable to fulfill the Contract and properly exploit the Field in accordance with this Agreement and in a manner appropriate in the circumstances.

     (B) Without limiting the generality of the foregoing, the Operating Committee shall approve the initial form and all modifications to the following:

     (1) the submission of the following matters to the Government; provided that if such matters are not approved by the Operating Committee and submitted at least thirty (30) Days before the time limit set forth in the Contract for submission to the Government, then such matters shall be decided and submitted by the Operator:

(a) Development Plan(s)-interim and final, including without limitation, the designation of Retained Areas;

(b) Work Programs and Budgets insofar as they cover Minimum Work Obligations and the timing, depth, and location of wells, or any other technical details not specified in the Minimum Work Obligations;

(c)     EIAs; and

(d)     MER;

     (2)  Work Programs and Budgets;

     (3) The sales, exchanges, or other dispositions of G & G Data or other engineering, technical, or proprietary data and information related to Joint Operations;


     (4) Surrender of any portion or portions of the Contract Area encompassing the Field as required by Applicable Law or the Contract; provided that each such surrender shall be determined in accordance with Section 10.1;

     (5) Construction of processing, treatment, compression, gathering, transportation and other downstream facilities;

     (6) Unitization, other than one imposed upon the Parties by the Government, and the terms thereof; and

     (7) Request under Section 6.1(m) of the Contract by Contractor to State to redress the imbalance resulting from a material change to the economic or tax condition of the Contract.

5.3     Authority  to Vote. The representative of a Party, or in his absence his
        -------------------
alternate representative, shall be authorized to represent and bind such Party with respect to any matter which is within the powers of the Operating Committee and is properly brought before the Operating Committee. Each such representative shall have a vote equal to the Participating Interest of the Party such person represents. Each alternate representative shall be entitled to attend all Operating Committee meetings but shall have no vote at such meetings except in the absence of the representative for whom he is the alternate. In addition to the representative and alternate representative, each Party may also bring to any Operating Committee meetings such technical and other advisors as it may deem appropriate.

5.4     Subcommittees  and Project Teams.  The Operating Committee may establish
        ---------------------------------
such subcommittees and project teams, including technical subcommittees, as the Operating Committee may deem appropriate. The functions of such subcommittees and project teams shall be in an advisory capacity or as otherwise deemed unanimously by the Parties. Such subcommittees and project teams, if established, shall be under the control and direction of the Operator. In the event a project team is established by the Operating Committee to provide services to the Operator, the amount and invoicing of the costs and expenses, if any, incurred by the Non-Operator providing personnel to the project team must be approved by the Operating Committee and shall, to the extent permitted by the Contract and Applicable Law, be charged to the Joint Account.

     Project teams will not be utilized in cases where the costs for the use of such teams or the contracts to be entered into cannot, in the Operator's reasonable opinion, be charged to the Joint Account or deductible for tax purposes and the cost to perform same would have been chargeable to the Joint Account and deductible for tax purposes had such work been performed by Operator alone or through a third party contractor other than a Non-Operator. Notwithstanding the foregoing, the Parties shall attempt to utilize project teams in a manner that will be chargeable to the Joint Account and deductible for tax purposes under the Contract.

5.5          Notice  of  Meeting.
             --------------------

     (A) Operator may call a meeting of the Operating Committee by giving notice to the Parties at least fifteen (15) Days in advance of such meeting.

     (B) Any Non-Operator with a material agenda may request a meeting of the Operating Committee by giving proper notice to all the other Parties. Upon receiving such request, Operator shall call such meeting for a date not less than fifteen (15) Days nor more than twenty (20) Days after receipt of the request.


     (C) The notice periods above may only be waived with the unanimous consent of all the Parties.

5.6  Contents of Meeting Notice.
     ----------------------------

     (A) Each notice of a meeting of the Operating Committee as provided by Operator shall contain:

            (1)   The date, time and location of the meeting; and

            (2) An agenda of the matters and proposals to be considered and voted upon.

    (B)     A Party, by notice to the other Parties given not less than seven
(7) Days prior to a meeting, may add additional matters to the agenda for a meeting.


     (C) On the request of a Party, and with the unanimous consent of all Parties, the Operating Committee may consider at a meeting a proposal not contained in such meeting agenda.

5.7     Location  and  Frequency  of  Meetings.  All  meetings  of the Operating
        ---------------------------------------
Committee shall be held at Operator's offices in Dallas, Texas, U.S.A., or elsewhere as may be decided by the Operating Committee, and shall be held at least once every Calendar Year.

5.8  Operator's Duties for Meetings.
     --------------------------------

(A) With respect to meetings of the Operating Committee and any subcommittee, Operator's duties shall include:

     (1) Timely preparation and distribution of the agenda and supporting materials;

     (2)  Organization and conduct of the meeting; and

    (3)   Preparation of a written record or minutes of each meeting.

(B) Operator shall have the right to appoint the chairman of the Operating Committee, project teams and all subcommittees.

5.9     Voting  Procedure.  Except  as  otherwise  expressly  provided  in  this
        ------------------
Agreement, all decisions, approvals, and other actions of the Operating Committee on all proposals coming before it under this Agreement shall be decided by the affirmative vote of the representatives of Parties then having collectively at least seventy percent (70%) of the Participating Interests, provided always that if there are at that time a total of four (4) or more Non-Affiliated Parties, the affirmative vote of not less than three (3) Non-Affiliated Parties shall be required.

5.10     Record of Votes.  The chairman of the Operating Committee shall appoint
         ----------------
a secretary who shall make a record of each proposal voted on and the results of such voting at each Operating Committee meeting. Each representative shall sign and be provided a copy of such record at the end of such meeting and it shall be considered the final record of the decisions of the Operating Committee.

5.11     Minutes.  The  secretary  shall  provide  each Party with a copy of the
         --------
minutes of the Operating Committee meeting within fifteen (15) Days after the end of the meeting. Each Party shall have fifteen (15) Days after receipt of such minutes to give notice of its objections to the minutes to the secretary. A failure to give notice specifying objection to such minutes within said fifteen (15) Day period shall be deemed to be approval of such minutes. In any event, the votes recorded under Section 5.10 shall take precedence over the minutes described above.

5.12          Voting  by  Notice.
              -------------------

     (A) In lieu of a meeting, any Party may submit any proposal to the Operating Committee for a vote by written notice. The proposing Party or Parties shall notify Operator who shall give each representative notice describing the proposal so submitted. Each Party shall communicate its vote by notice to Operator and the other Parties within one of the following appropriate time periods after receipt of Operator's notice:

     (1) Forty-eight (48) hours in the case of operations which involve the use of a drilling rig that is standing by in the Contract Area;

     (2)  Ten (10) Days in the case of approval of a contract award pursuant to
          Section 6.5(C)(6);

     (3)  Fifteen (15) Days in the case of all other proposals.

     (B) Except in the case of Section 5.12(A)(1) and 5.12(A)(2), any Non-Operator may, by a reply notice delivered to all Parties within two (2) Days of receipt of Operator's notice, request that the proposal be decided at a meeting rather than by vote by notice. In such an event, that proposal shall be decided at a meeting duly called for that purpose.

     (C) Except as provided in Section 9.1(B), any Party failing to communicate its vote in a timely manner shall be deemed to have voted against such proposal.

     (D) If a meeting is not requested, then at the expiration of the appropriate time period specified in Section 5.12(A), Operator shall give each Party a confirmation notice stating the tabulation and results of the vote.

5.13     Effect  of  Vote.  All  decisions  taken  by  the  Operating  Committee
         -----------------
pursuant to this Article, shall be conclusive and binding on all the Parties, except that once a Joint Operation for the drilling, Deepening, Testing, Sidetracking, Plugging Back, Completing, Recompleting, Reworking, or Plugging of a well has been approved and commenced, such operation shall not be discontinued without the consent of the Operating Committee; provided, however, that such operation may be discontinued, if:

     (1) an impenetrable substance or other condition in the hole is encountered which in the reasonable judgment of Operator causes the continuation of such operation to be impractical; or

     (2) other circumstances occur which in the reasonable judgment of Operator causes the continuation of such operation to be unwarranted and after notice the Operating Committee within the period required under Section 5.12(A)(1) approves discontinuing such operation.

     On the occurrence of either of the above, Operator shall promptly notify the Parties that such operation is being discontinued pursuant to the foregoing.


                                    ARTICLE 6
                                    ---------
                            WORK PROGRAM AND BUDGETS

6.1          Work  Program  and  Budgets.
             ---------------------------

     (A) On or before the 15th Day of July of each Calendar Year, Operator shall deliver to the Parties a proposed Work Program and Budget detailing the Joint Operations to be performed in the Contract Area for the following Calendar Year. Within thirty (30) Days from such delivery, the Operating Committee shall meet to approve the Work Program and Budget.

     (B) The Work Program and Budget agreed pursuant to this Section 6.1 shall include the Minimum Work Obligation required to be carried out during the Calendar Year in question under the terms of the Contract plus any additional Joint Operations approved by the Operating Committee. Any approved Work Program and Budget decided and submitted by Operator to the Government pursuant to
Section 5.2(B)(1)(c) instead of being decided by the Operating Committee pursuant to Section 5.9, however, shall include only such operations for the Joint Account as are necessary to maintain the Contract in full force and effect, including such operations as are necessary to fulfill the Minimum Work Obligation required for the given Calendar Year.

     (C) If the Work Program and Budget is approved by the Operating Committee, Operator shall take such steps as may be required under the Contract to secure approval of the Work Program and Budget by the Government. The Operating Committee shall consider any amendments or revisions to the Work Program and Budget requested by the Government, and the Work Program and Budget shall be amended to agree with the changes requested and agreed to by the Government and by the Operating Committee.

     (D) Any approved Work Program and Budget may be revised by the Operating Committee from time to time. To the extent such revisions are approved by the Operating Committee, including revisions in connection with the evaluation of a Discovery or a Development Plan, the Work Program and Budget shall be amended accordingly; provided, however, that no such revision shall invalidate a commitment or expenditure already made pursuant to a previous authorization under the Work Program and Budget.

     (E) Subject to Section 6.7, approval of drilling operations in any Work Program and Budget shall include approval for any expenditures necessary for the drilling, Testing, Completing and Equipping of the applicable well.

     (F) Operator shall submit Operator's recommendation to the Parties in accordance with Section 5.12(A)(1) on whether to Complete, plug and abandon or temporarily abandon a well and an AFE for such costs.

6.2          Discovery  and  Evaluation.
             ---------------------------

     If a Discovery is made, Operator shall deliver any notice of Discovery required under the Contract and shall as soon as possible submit to the Parties a report containing available details concerning the Discovery and Operator's recommendation as to whether the Discovery merits evaluation. Within thirty
(30) Days from receiving the report, the Operating Committee shall determine whether the Discovery merits evaluation and, if so, the Operator within thirty
(30) Days, shall deliver to the Parties a proposed Evaluation Program. Within thirty (30) Days from delivery of the Evaluation Program, or earlier if necessary to meet any applicable deadline under the Contract, the Operating Committee shall meet to consider, modify and then either approve or reject the Evaluation Program and revise the then current Work Program and Budget accordingly. If the Evaluation Program is approved by the Operating Committee, Operator shall take such steps as may be required under the Contract to secure approval of the Evaluation Program and the revised current Work Program and Budget by the Government. In the event the Government requires changes in the Evaluation Program, the matter shall be resubmitted to the Operating Committee for further consideration. If the Evaluation Program is approved by the Operating Committee, such work shall be incorporated into and form a part of the applicable Work Program and Budget.

6.3          Development  and  Production.
             ----------------------------

     (A) If the Operating Committee determines that a Discovery is a Commercial Discovery, the Operator shall, as soon as practicable, deliver to the Parties a Development Plan together with the revised Work Program and Budget for the current Year and provisional Work Programs and Budgets for the remainder of the development of the Discovery, which shall contain, inter alia:

     (1) Details of the proposed work to be undertaken, personnel required and expenditures to be incurred, including the timing of same, on a Calendar Year basis;

     (2)  An estimated date for the commencement of production of Hydrocarbons;

     (3)  A delineation of the proposed Field;

     (4)  The Delivery Point; and

     (5) Any other information requested by the Operating Committee or required by the Contract.

(B) After receipt of the Development Plan and at least thirty (30) Days prior to any applicable deadline under the Contract, the Operating Committee shall meet to consider, modify and then either approve or reject the Development Plan and the revised Work Program and Budget for the current Calendar Year for the development submitted by Operator. If the Development Plan is approved by the Operating Committee, Operator shall, as soon as possible, deliver any notice required under the Contract and take such other steps as may be required under the Contract to secure approval of the Development Plan by the Government. In the event the Government requires changes in the Development Plan, the matter shall be resubmitted to the Operating Committee for further consideration. If the Development Plan is approved by the Operating Committee, such work shall be incorporated into and form part of the annual Work Program and Budgets.

6.4          Itemization  of  Expenditures.
             ------------------------------

     (A) During the preparation of the proposed Work Programs and Budgets, Operator shall consult with the Operating Committee or the appropriate subcommittees regarding the contents of such Work Programs and Budgets.

     (B) Each Work Program and Budget submitted by Operator shall contain an itemized estimate of the costs of Joint Operations and all other expenditures to be made for the Joint Account during the Calendar Year in question.

6.5          Contract  Awards.   Subject to the Contract and any Applicable Law:
             -----------------

     (A) For contracts equal to or less than U.S. Dollars Two Hundred Fifty Thousand (US $250,000.00), Operator shall award each contract for approved Joint Operations to the best qualified contractor as determined by cost and ability to perform the contract, without the obligation to tender for bids and without informing or seeking the approval of the Operating Committee; except that before entering into contracts with Affiliates of the Operator exceeding U.S. Dollars Fifty Thousand (US $50,000.00), Operator shall obtain the approval of the Operating Committee.

     (B) For contracts greater than U.S. Dollars Two Hundred Fifty Thousand (US $250,000.00) and equal to or less than U.S. Dollars One Million (US $1,000,000.00), Operator shall follow a competitive bid process in accordance with Operator's internal regulations, the Contract and Applicable Law, and inform the Non-Operators of the entity to be awarded the contract, and upon the request of a Party, provide such Party with a copy of the tender documents and the final version of the contract.

(C) For contracts greater than U.S. Dollars One Million (US $1,000,000.00), Operator shall:

    (1) Provide the Parties with a list of the entities whom Operator proposes to invite to tender for the said contract;

    (2) Add to such list any entity whom a Party requests to be added within seven (7) Days of receipt of such list;

    (3) Prepare and dispatch the tender documents to the entities on the list as aforesaid and to Non-Operators;

    (4) After the expiration of the period allowed for tendering, consider and analyze the details of all bids received;

    (5) Prepare and circulate to the Parties a competitive bid analysis, stating Operator's recommendation as to whom the contract should be awarded, the reasons therefor, and the technical, commercial and contractual terms to be agreed upon;

    (6) Obtain the approval of the Operating Committee to the recommended contract award as provided under Section 5.9; and

    (7) Upon the request of a Party, provide such Party with a copy of the final version of the contract.

6.6          Authorization for Expenditure Procedure.
             ---------------------------------------

     (A) Prior to incurring any commitment or making any expenditure for the Joint Accounts that is estimated to be in excess of U.S. Dollars Two Hundred
Fifty Thousand (US $250,000.00), Operator shall send to each Non-Operator entitled to receive an AFE containing Operator's best estimate of the total funds required to carry out such work, the estimated timing of expenditures, and any other available related information as described in Section 6.6(E).

     (B) Except as provided under Section 6.6(C) and Section 6.7(B), all AFEs shall be for informational purposes only. Approval of an operation in the current Work Program and Budget shall authorize Operator to conduct the operation (subject to Section 6.6(C) and Section 6.7) without further authorization from the Operating Committee.

     (C)     Prior  to  incurring  any  commitment  or expenditure for the Joint
Accounts, which is subject to the AFE procedure in Section 6.6(A) and is estimated to be in excess of U.S. Dollars One Million (US $1,000,000.00), Operator shall obtain the approval of the Operating Committee to an AFE for cost and technical control purposes. A Party may only vote to disapprove an AFE issued in furtherance of an approved Work Program and Budget under this Section 6.6(C) if (i) some or all of the costs described in the AFE exceed the line items in the approved Work Program and Budget by more than is permitted under
Section 6.7, or (ii) the proposed terms of any third party contract described in the AFE do not approximate fair market terms or (iii) in such Party's good faith opinion, any material technical specifications contained in the AFE that are not in the approved Work Program and Budget are imprudent or not consistent with current economic standards of the international petroleum industry or are not supported by the known data about the formations being drilled. A Party's vote shall be considered a vote to approve the AFE unless the Party specifically describes one or more of the three (3) reasons listed above as the basis for its vote of disapproval. If the Operating Committee approves an AFE for the operations within the applicable time period under Section 5.12, Operator shall be authorized to conduct the operation under the terms of this Agreement. If the Operating Committee fails to approve an AFE for the operation within the applicable time period, the operations shall be deemed rejected. When an operation is rejected under this Section 6.6(C) or an operation is approved for differing amounts than those provided for in the applicable line items of the approved Work Program and Budget, the Work Program and Budget shall be deemed to be revised accordingly.

     (D) Notwithstanding the above, Operator shall not be obliged to furnish an AFE to the Parties with respect to any Minimum Work Obligations, workovers of wells and general and administrative costs that are listed as separate line items in an approved Work Program and Budget.

     (E)     Each AFE proposed by the Operator shall:

             (1) Identify the operation by specific reference to the applicable line items in the Work Program and Budget;

             (2)  Describe the work in detail;

             (3) Contain Operator's best estimate of the total funds required to carry out such work;

             (4)  Outline the proposed work schedule;

             (5)  Provide a timetable of expenditures, if known; and

             (6) Be accompanied by such other supporting information as is necessary for an informed decision.

6.7     Overexpenditures of Work Programs and Budgets.
        ---------------------------------------------

     (A) Operator shall be entitled to incur an overexpenditure for any line item of an approved Work Program and Budget, or if Section 6.6(C) applies, then for any AFE, up to ten percent (10%) of the authorized amount for such line item or AFE item; provided that the cumulative total of all overexpenditures for a Calendar Year shall not exceed five percent (5%) of the total Work Program and Budget in question.

(B) At such time that Operator is certain that the limits of Section 6.7(A) will be exceeded, Operator shall furnish a supplemental AFE for the estimated overexpenditures to the Operating Committee for its approval, such approval to be rendered in accordance with the procedures in Section 5.12, and shall provide the Parties with full details of such overexpenditures. If Operating Committee does not approve such supplemental AFE, Operator shall not incur the additional expense covered by such supplemental AFE and the Operation carried thereby shall immediately cease, unless otherwise agreed by the Operating Committee. Operator shall promptly give notice of the amounts of overexpenditures when actually incurred.

(C) The restrictions contained in Article 5 and this Article 6 shall be without prejudice to Operator's rights to make expenditures as set out in
Section  4.2(B)(11)  and  Section  12.5.


                                    ARTICLE 7
                                    ---------
                                     DEFAULT

7.1     Default  and  Notice.  Any Working Interest Party that fails to pay when
        ---------------------
due its Participating Interest or Carried Cost share of any Joint Accounts expenses, including Cash Calls, billings and accrued interest, shall be in default under this Agreement (a "Defaulting Party"). Operator, or any non-defaulting Working Interest Party in the case Operator is the Defaulting Party, shall promptly give written notice of such default to the Defaulting Party and each of the non-defaulting Working Interest Parties (the "Default Notice"). The amount not paid by the Defaulting Party shall bear interest from the date due until paid in full at the Agreed Interest Rate.

7.2     Operating Committee Meetings and Data.  Beginning five (5) Business Days
        --------------------------------------
from the date of the Default Notice, the Defaulting Party shall not be entitled to attend Operating Committee, project team and subcommittee meetings or to vote on any matter coming before the Operating Committee or any subcommittee until all of its defaults have been remedied (including payment of accrued interest). Unless agreed otherwise by the non-defaulting Working Interest Parties, the voting interest of each non-defaulting Working Interest Party during this period shall be its percentage of the total Participating Interests of the non-defaulting Working Interest Parties. Any matters requiring a unanimous vote of the Parties shall not require the vote of the Defaulting Party. In addition, beginning five (5) Business Days from the date of the Default Notice, and thereafter while the Defaulting Party remains in default, the Defaulting Party shall not have access to any data or information relating to Joint Operations. During this period, the non-defaulting Working Interest Parties shall be entitled to trade data without such Defaulting Party's consent, and the Defaulting Party shall have no right to any data received in such a trade unless and until its default is remedied in full. The Defaulting Party shall be deemed to have elected not to participate in any Joint Operations that are voted upon at least five (5) Business Days after the date of the Default Notice but before all of its defaults have been remedied to the extent such an election would be permitted by Section 5.13(B) of this Agreement. The Defaulting Party shall be deemed to have approved, and shall join with the non-defaulting Parties in taking any other actions voted on during that period.

7.3          Allocation  of  Defaulted  Accounts.
             ------------------------------------

     (A) The Party providing the Default Notice pursuant to Section 7.1 shall include in the Default Notice to each non-defaulting Working Interest Party a statement of the sum of money that the non-defaulting Working Interest Party is to pay as its portion (such portion being in the ratio that each non-defaulting Working Interest Party's Participating Interests bears to the Participating Interests of all non-defaulting Working Interest Parties) of the amount in default (excluding interest), subject to the terms of this Section
7.3.  If  the  Defaulting  Party  remedies  its  default in full within five (5)
Business Days from the date of the Default Notice, the notifying Party shall promptly notify each non-defaulting Working Interest Party by telephone and facsimile, and the non-defaulting Working Interest Parties shall be relieved of their obligation to pay a share of the amounts in default. Otherwise, each non-defaulting Working Interest Party shall pay Operator, within five (5) Business Days after receipt of the Default Notice, its share of the amount which the Defaulting Party failed to pay. If any non-defaulting Working Interest Party fails to pay its share of the amount in default as aforesaid, such Party shall thereupon be a Defaulting Party subject to the provisions of this Article
7. The non-defaulting Working Interest Parties which pay the amount owed by any Defaulting Party shall be entitled to receive their respective shares of the principal and interest payable by such Defaulting Party pursuant to this Article 7.

     (B) If Operator is a Defaulting Party, then all payments otherwise payable to Operator for Joint Account costs pursuant to this Agreement shall be made to the notifying Working Interest Party instead until the default is cured or a successor Operator appointed. The notifying Working Interest Party shall maintain such funds in a segregated account separate from its own funds and shall apply such funds to third party claims due and payable from the Joint Account of which it has notice, to the extent Operator would be authorized to make such payments under the terms of this Agreement. The notifying Party shall be entitled to bill or Cash Call the other Parties in accordance with the Accounting Procedure for proper third party charges that become due and payable during such period to the extent sufficient funds are not available. When Operator has cured its default or a successor Operator is appointed, the notifying Party shall turn over all remaining funds in the account to Operator and shall provide Operator and the other Parties with a detailed accounting of the funds received and expended during this period.

     (C) The notifying Party shall not be liable for damages, losses, costs, expenses or liabilities arising as a result of its actions under Section 7.3(B), except to the extent Operator would be liable under Section 4.6.

7.4          Remedies.
             ---------

     (A) During the continuance of a default, the Defaulting Party shall not have a right to its Entitlement, which shall vest in and be the property of the non-defaulting Working Interest Parties. Operator (or the notifying Party if Operator is a Defaulting Party) shall be authorized to sell such Entitlement in an arm's-length sale on terms that are commercially reasonable under the circumstances and, after deducting all costs, charges and expenses incurred in connection with such sale, pay the net proceeds to the non-defaulting Working Interest Parties in proportion to the amounts they are owed by the Defaulting Party hereunder (and apply such net proceeds toward the establishment of a reserve fund under Section 7.4(C), if applicable) until all such amounts are recovered and such reserve fund is established. Any surplus remaining shall be paid to the Defaulting Party, and any deficiency shall remain a debt due from the Defaulting Party to the non-defaulting Working Interest Parties. When making sales under this Section 7.4(A) the non-defaulting Working Interest Parties shall have no obligation to share any existing market or obtain a price equal to the price at which their own production is sold.

     (B) If Operator disposes of any Joint Property or any other credit or adjustment is made to any Joint Account, while a Party is in default, Operator (or the notifying Party if Operator is Defaulting Party) shall be entitled to apply the Defaulting Party's Participating Interest share of the proceeds of such disposal, credit or adjustment against all amounts owing by the Defaulting Party to the non-defaulting Working Interest Party hereunder (and toward the establishment of a reserve fund under Section 7.4(C), if applicable). Any surplus remaining shall be paid to the Defaulting Party, and any deficiency shall remain a debt due from the Defaulting Party to the non-defaulting Working Interest Parties.

     (C) The non-defaulting Working Interest Parties shall be entitled to apply proceeds received under Sections 7.4(A) and 7.4(B) toward the creation of a reserve fund in an amount equal to the Defaulting Party's Participating Interest share of (i) the estimated cost to abandon any wells and other property in which the Defaulting Party participated, (ii) the estimated cost of severance benefits for local employees upon cessation of Operations and (iii) any other identifiable costs that the non-defaulting Parties anticipate will be incurred in connection with the cessation of Operations and as otherwise required under the Contract.

     (D)     If  a  Defaulting Party fails to remedy its default by the sixtieth
(60th) Day following the date of the Default Notice, then, without prejudice to any other rights available to the non-defaulting Working Interest Parties to recover amounts owing to them under this Agreement, each non-defaulting Party shall have the option, exercisable at anytime thereafter until the Defaulting Party has completely cured its defaults, to require that the Defaulting Party completely withdraw from the Contract Area, this Agreement and the Contract. Such option shall be exercised by notice to the Defaulting Party and each non-defaulting Working Interest Party. If such option is exercised, the Defaulting Party shall be deemed to have transferred, pursuant to Section 12.6, effective on the date of the non-defaulting Working Interest Party's notice, all of its right, title and beneficial interest in and under this Agreement, the Contract Area, and the Contract to the non-defaulting Working Interest Parties. The Defaulting Party shall, without delay following any request from the non-defaulting Working Interest Parties, do any and all acts required to be done by Applicable Law or regulation in order to render such transfer legally valid, including, without limitation, obtaining all Government consents and approvals, and shall execute any and all documents and take such other action as may be necessary in order to effect a prompt and valid transfer of the interests described above. The Defaulting Party shall be obligated to promptly remove any liens and encumbrances which may exist on such transferred interests. For purposes of this Section 7.4(D), each Party constitutes and appoints each other Party its true and lawful attorney to execute such instruments and make such filings and applications as may be necessary to make such transfer legally effective and to obtain any necessary consents of the Government. Actions under this power of attorney may be taken by any Party individually without the joinder of the others. This power of attorney is irrevocable for the term of this Agreement and is coupled with an interest. If requested, each Party shall execute a form prescribed by the Operating Committee setting forth this power of attorney in more detail. In the event all Government approvals are not timely obtained, the Defaulting Party shall hold its Participating Interest in trust for the non-defaulting Working Interest Parties who are entitled to receive the Defaulting Party's Participating Interest. Notwithstanding the terms of Article 7, in the absence of an agreement among the non-defaulting Working Interest Parties to the contrary, any transfer to the non-defaulting Working Interest Parties following a withdrawal pursuant to this Section 7.4(D) shall be in proportion to the Participating Interests of the non-defaulting Working Interest Parties. The acceptance by a non-defaulting Working Interest Party of any portion of a Defaulting Party's Participating Interest shall not limit any rights or remedies that the non-defaulting Working Interest Party has to recover all amounts (including interest) owing under this Agreement by the Defaulting Party.

     (E) The non-defaulting Working Interest Party shall be entitled to recover from the Defaulting Party all reasonable attorneys' fees and all other reasonable costs sustained in the collection of amounts owing by the Defaulting Party.

     (F) The rights and remedies granted to the non-defaulting Working Interest Parties in this Agreement shall be cumulative, not exclusive, and shall be in addition to any other rights and remedies that may be available to the non-defaulting Working Interest Parties, whether at law, in equity or otherwise. Each right and remedy available to the non-defaulting Working Interest Parties may be exercised from time to time and so often and in such order as may be considered expedient by the non-defaulting Working Interest Parties in their sole discretion.

7.5     Survival.  The obligations of the Defaulting Party and the rights of the
        ---------
non-defaulting Parties shall survive the surrender of the Contract, abandonment and/or Decommissioning of Joint Operations and termination of this Agreement.

7.6     No  Right  of  Set  Off.  Subject to the terms of the Assignment and the
        ------------------------
Contract, each Party acknowledges and accepts that a fundamental principle of this Agreement is that each Party pays its Participating Interest share and Carried Cost share of all amounts due under this Agreement as and when required. Accordingly, any Party which becomes a Defaulting Party undertakes that, in respect of either any exercise by the non-defaulting Working Interest Parties of any rights under or the application of any of the provisions of this Article7, such Defaulting Party hereby waives any right to raise by way of set off or invoke as a defense, whether in law or equity, any failure by any other Party to pay amounts due and owing under this Agreement or any alleged claim that such Party may have against Operator or any Non-Operator, whether such claim arises under this Agreement or otherwise. Each Party further agrees that the nature and the amount of the remedies granted to the non-defaulting Parties hereunder are reasonable and appropriate in the circumstances.

7.7     Cross-Default.  Non-Defaulting  Parties  shall  have  the  rights  and
        --------------
remedies against a Defaulting Party under this Article 7 and similar default provision under any other joint operating agreement covering the Contract and Contract Area to which the Defaulting Party is a party for any default arising under any one or more such agreements. The creation of more than one Field in the Contract Area shall in no event affect the scope or efficacy of such rights and remedies, which scope and effect shall remain unchanged as if separate joint operating agreements for each Field had not been established.


                                    ARTICLE 8
                                    ---------
                            DISPOSITION OF PRODUCTION

8.1     Right  and  Obligation to Take in Kind.  Except as otherwise provided in
        ---------------------------------------
this Article 8 or in Article 7, each Party shall have the right and obligation to take in kind and separately dispose of the share of total production available to it from any Field pursuant to the Contract and this Agreement in such quantities and in accordance with such procedures as may be set forth in the offtake agreement referred to in Section 7.2 or in the special arrangements for Natural Gas referred to in Section 8.3.

8.2     Offtake  Agreement for Crude Oil.  If Crude Oil is to be produced from a
        ---------------------------------
Field, the Parties shall in good faith, and not less than three (3) months prior to first delivery of Crude Oil, negotiate and conclude the terms of an agreement to cover the offtake of Crude Oil produced under the Contract. This offtake agreement shall, to the extent consistent with the Contract and, in particular, the interest of the Carried Party under the Assignment, make provision for:

     (A) The Delivery Point, at which title and risk of loss of Participating Interest shares of Crude Oil shall pass to the Parties with rights to such Crude Oil (or as the Parties may otherwise agree);

     (B) Operator's regular periodic advice to the Parties of estimates of total available Crude Oil produced for succeeding periods, quantities of each grade of Crude Oil and each Party's share for as far ahead as is necessary for Operator and the Parties to plan offtake arrangements. Such advice shall also cover for each grade of Crude Oil total available Crude Oil produced and deliveries for the preceding period, inventory and overlifts and underlifts;

     (C) Nomination by the Parties to Operator of acceptance of their shares of total available production for the succeeding period. Such nominations shall in any one period be for each Party's entire share of available production during that period subject to operational tolerances and agreed minimum economic cargo sizes or as the Parties may otherwise agree;

     (D)          Elimination  of  overlifts  and  underlifts;

     (E) If offshore loading or a shore terminal for vessel loading is involved, risks regarding acceptability of tankers, demurrage and (if applicable) availability of berths;

     (F) Distribution to the Parties of available grades, gravities and qualities of Hydrocarbons to ensure, to the extent Parties take delivery of their Entitlements as they accrue, that each Party shall receive in each period Entitlements of grades, gravities and qualities of Hydrocarbons from each Field in which it participates similar to the grades, gravities and qualities of Hydrocarbons received by each other Party from participating in such Field in that period;

     (G) To the extent that distribution of Entitlements on such basis is impracticable due to availability of facilities and minimum cargo sizes, a method of making periodic adjustments;

    (H) The option and the right of the other Parties to sell an Entitlement which a Party fails to nominate for acceptance pursuant to Section
8.2 (C) above or of which a Party fails to take delivery, in accordance with applicable agreed procedures, provided that such failure either constitutes a breach of Operator's or Parties' obligations under the terms of the Contract, or is likely to result in the curtailment or shut-in of production. Such sales shall be made only to the limited extent necessary to avoid disruption in Joint Operations. Operator shall give all Parties as much notice as is practicable of such situation and that a sale option has arisen. Any sale shall be of the unnominated or undelivered Entitlement as the case may be and for reasonable periods of time as are consistent with the minimum needs of the industry and in no event to exceed twelve (12) months. The right of sale shall be revocable at will subject to any prior contractual commitments. Payment terms for production sold under this option shall be established in the offtake agreement; and

    (I) Carried Party's Participating Interest share of Net Crude Oil shall be treated separate from and not commingled with the State's share of Royalty and Net Crude Oil under the Contract.

     If an offtake agreement has not been entered into by the date of first delivery of Crude Oil, the Parties shall be bound by the principles set forth in this Section 8.2 until an offtake agreement has been entered into. All Crude Oil which is attributable to the recovery of Petroleum Operations Expenditures pursuant to the Contract, shall be lifted only by those Working Interest Parties who contributed to the payment of such Petroleum Operations Expenditures, including the payment of the Carried Party's share of such Expenditures as provided under the Assignment.

8.3     Separate  Agreement  for  Natural  Gas.  The  Parties  recognize that if
        ---------------------------------------
Natural Gas is discovered it may be necessary for the Parties to enter into special arrangements for the disposal of the Natural Gas, which are consistent with the terms of the Contract.


                                    ARTICLE 9
                                    ---------
                         ABANDONMENT AND DECOMMISSIONING

9.1          Joint  Operations  Abandonment  and  Decommissioning.
             -----------------------------------------------------

     (A) A decision to plug and abandon any well which has been drilled and to Decommission any installations and facilities which have been constructed as a Joint Operation shall require the approval of the Operating Committee.

     (B) Should any such Party fail to reply within the applicable period prescribed in Section 5.12(A)(1) or Section 5.12(A)(2), whichever is applicable, after delivery of notice of the Operator's proposal to plug and abandon such well, such Party shall be deemed to have consented to the proposed abandonment.

     (C) Any well plugged and abandoned under this Agreement shall be plugged and abandoned in accordance with Applicable Law and at the cost, risk and expense of the Parties who participated in the cost of drilling such well.


                                   ARTICLE 10
                                   ----------
                       SURRENDER, EXTENSIONS AND RENEWALS

10.1          Surrender.
              ----------

     (A) If the Contract requires the Parties to surrender any portion of the Contract Area, Operator shall advise the Operating Committee of such requirement at least one hundred and twenty (120) Days in advance of the earlier of the date for filing irrevocable notice of such surrender or the date of such surrender. Prior to the end of such period, the Operating Committee shall determine pursuant to Article 5 the size and shape of the surrendered area, consistent with the requirements of the Contract. If a sufficient vote of the Operating Committee cannot be attained, then the proposal supported by a simple majority of the Participating Interests shall be adopted. If no proposal attains the support of a simple majority of the Participating Interests, then the proposal receiving the largest aggregate Participating Interest vote shall be adopted. In the event of a tie, the Operator shall choose among the proposals receiving the largest aggregate Participating Interest vote. The Parties shall execute any and all documents and take such other actions as may be necessary to effect the surrender. Each Party renounces all claims and causes of action against Operator and any other Parties on account of any area surrendered in accordance with the foregoing but against its recommendation if Hydrocarbons are subsequently discovered under the surrendered area.

     (B) A surrender of all or any part of a Field which is not required by the Contract shall require the unanimous consent of the Working Interest Parties.

10.2          Extension  of  the  Term.
              -------------------------

     (A) With regard to a Field, a proposal by any Party to enter into or extend the term of any Contract Period or Exploitation Period under the Contract, or a proposal to extend the term of the Contract, shall be brought before the Operating Committee pursuant to Article 5. A proposal for such extension that impacts the whole Contract Area, will entail agreement of the parties to the other joint operating agreement covering the Contract and Contract Area

     (B) With regard to a Field, any Working Interest Party shall have the right to enter into or extend the term of any Contract Period or Exploitation Period under the Contract or to extend the term of the Contract, regardless of the vote taken by the Operating Committee. If any such Party or Parties take such action, any Party not electing to enter into or to extend shall withdraw from this Agreement to the extent that such election relates to the whole Contract Area, to the Retained Area, or to a Field, as the case may be, subject always to the requirements of Article 12.


                                   ARTICLE 11
                                   ----------
                         TRANSFER OF INTEREST OR RIGHTS

11.1          Obligations.
              ------------

     (A) Subject always to the requirements of the Contract, the transfer of all or part of a Party's Participating Interest, except transfers pursuant to
Article 7 or Article 12, shall be effective only if it satisfies the terms and conditions of this Article 11.

     (B) Except as provided in the Assignment or in the case of a Party transferring all of its Participating Interest, no transfer shall be made by any Party which results in the transferor or the transferee holding a Participating Interest of less than ten percent (10%), except where otherwise agreed by all Parties, or holding any interest other than a uniform, undivided Participating
Interest  in  the  Field  and  this  Agreement.

     (C) The transferring Party shall, notwithstanding the transfer, be liable to the other Parties for any obligations, financial or otherwise, which have vested, matured, or accrued under the provision of the Contract or this Agreement prior to such transfer. Such obligations shall include any proposed expenditure approved by the Operating Committee prior to the transferring Party notifying the other Parties of its proposed transfer (whether such expenditure is actually expended before or after the transfer date).

     (D) The transferee shall have no right in and under the Contract, the Field, or this Agreement unless and until it obtains any necessary Government approval and expressly undertakes in an instrument satisfactory to the other Parties to perform the obligations of the transferor under the Contract and this Agreement in respect of the Participating Interest being transferred and furnishes any guarantees required by the Government or the Contract.

     (E) A transferee (other than an Affiliate) shall have no rights in and under the Contract, the Field, or this Agreement unless each Party has consented in writing to such transfer, which consent shall be denied only if such transferee fails to establish to the reasonable satisfaction of each such Party its capability to perform its obligations under the Contract and this Agreement.

     (F) Nothing contained in this Article 11 shall prevent a Party from mortgaging, pledging, charging or otherwise encumbering all or part of its interest in the Field and in and under this Agreement for the purpose of security relating to finance provided that:

     (1) Such Party shall remain liable for all obligations relating to such interest;

     (2) the encumbrance shall be subject to any necessary approval of the Government and be expressly subordinated to the rights of the other Parties under this Agreement;

     (3) such Party shall ensure that any such mortgage, pledge, charge or encumbrance shall be expressed to be without prejudice to the provisions of this Agreement;

     (4) the Parties agree that the mortgagee or pledgee of all or part of a Party's interest in the Field, may, but shall not be obliged to, perform or cause to perform such act or take such action or pay such money, or cure any default hereunder and under the Contract of such Party, if such Party fails to perform any act hereunder or is otherwise in default hereunder or under the Contract; and

     (5) the foreclosure or other realization of collateral interest under any such mortgage or pledge shall not be considered a transfer of a Participating Interest under Section 11.1(F).

11.2     Consent.  The Parties shall promptly join in such reasonable actions as
         --------
may be necessary or desirable to obtain any consent of the Government in accordance with Section 12.1(F) of the Contract and shall execute and deliver, any and all documents reasonably necessary to effect, any such assignment.

11.3     Rights.  Each  Party shall have the right, subject to the provisions of
         -------
Section 11.1 and 11.2, to freely transfer its Participating Interest; provided, however, that the Carried Party shall only have the right to sell, assign, transfer, convey or otherwise dispose of any part or all of its rights and interests and obligations under the Contract and/or in any Field in the Contract Area to the national oil company of the Republic of Equatorial Guinea or other wholly owned Government entity exclusively responsible for the development of Hydrocarbon deposits in the Contract Area.


                                   ARTICLE 12
                                   ----------
                            WITHDRAWAL FROM AGREEMENT

12.1          Right  of  Withdrawal.
              ----------------------

(A) Subject to the provisions of this Article 12, any Party may withdraw from this Agreement, the Contract, and a Field in the Contract Area by giving notice to all other Parties stating its decision to withdraw. Such notice shall be unconditional and irrevocable when given, except as may be provided in
Section  12.7.

(B) Notwithstanding Section 12.1(A), during the Exploration Period, a Party shall not have the right to withdraw from this Agreement and the Contract until the Minimum Work Obligations for the current Contract Period have been fulfilled.

(C) The effective date of withdrawal for a withdrawing Party shall be the end of the calendar month following the calendar month in which the notice of withdrawal is given, provided that if all Parties elect to withdraw, the effective date of withdrawal for each Party shall be the date determined by
Section  12.9.

12.2          Complete  Withdrawal.
              ---------------------

     (A) Within thirty (30) Days of receipt of each withdrawing Party's notification, each of the other Parties may also give notice that it desires to withdraw from this Agreement and the Contract. Should all Working Interest Parties give notice of withdrawal, the Parties shall proceed to abandon the Field and terminate the Contract insofar as it relates to the Field and this Agreement. If less than all of the Working Interest Parties give such notice of withdrawal, then the withdrawing Parties shall take all steps to withdraw from the Contract, this Agreement, and any Fields in the Contract Area on the earliest possible date and execute and deliver all necessary instruments and documents to assign their Participating Interest to the Working Interest Parties which are not withdrawing, without any compensation whatsoever, in accordance with the provisions of Section 12.6.

     (B) Any Party withdrawing under Section 10.2 or this Article 12, shall withdraw from the entirety of the Field, and thus abandon to the other Parties not joining in its withdrawal all its rights to Hydrocarbons produced after the effective date of such withdrawal and all rights in such associated Joint Property.

12.3     Rights  of  a  Withdrawing  Party.  A  withdrawing Party shall have the
         ----------------------------------
right to receive its Entitlement of Hydrocarbons produced through the effective date of its withdrawal and shall retain the right to (and responsibility for) its Participating Interest share of subsequent audit adjustment relating to periods prior to such effective date. The withdrawing Party shall be entitled to receive all information to which such Party is otherwise entitled under this Agreement until the effective date of its withdrawal. After giving its notification of withdrawal, a Party shall not be entitled to vote on any matters coming before the Operating Committee, other than matters for which such Party has financial responsibility.

12.4          Obligations  and  Liabilities  of  a  Withdrawing  Party.
              ---------------------------------------------------------

     (A) A withdrawing Party, prior to its withdrawal, shall satisfy all obligations and liabilities it has incurred or attributable to it prior to such withdrawal regardless of when they are actually incurred, including (i) any expenditures budgeted and/or approved by the Operating Committee prior to its written notification of withdrawal (development projects included), (ii) emergency expenditures as described in Sections 4.2(B)(11) and 12.5 and (iii) all other obligations and liabilities of the Parties or Consenting Parties, as applicable, with respect to acts or omissions under this Agreement prior to its withdrawal for which such Party would have been liable, had it not withdrawn from this Agreement and the Contract. If such obligations and liabilities are not identified or identifiable at the time of withdrawal the withdrawing Party shall nonetheless remain liable therefor. Furthermore, any liens, charges and other encumbrances which the withdrawing Party placed on such Party's Participating Interest prior to its withdrawal shall be fully satisfied or released, at the withdrawing Party's expense, prior to its withdrawal.

     (B) Notwithstanding the foregoing, a withdrawing Party shall not be liable for any operations or expenditures (participation in which, or liability therefor, is not mandatory hereunder except as a sole consequence of the binding effect of a Operating Committee decision) it voted against in a properly constituted Operating Committee vote if it delivers notification of its withdrawal within five (5) Days (or within twenty-four (24) hours if the drilling rig to be used in such operation is standing by on the Contract Area) of the Operating Committee vote approving such operation or expenditure. A Party voting against voluntary entering or extending a Contract Period, Exploration Period or Exploitation Period shall not be liable for the Minimum Work Obligations associated therewith provided that it sends notification of its withdrawal within thirty (30) Days of such vote pursuant to Section 10.2.

     (C) The obligations and liabilities for which a withdrawing Party remains liable shall specifically include its share of any costs of Decommissioning wells, or portion of wells, field flowlines, pipelines, structures and facilities in which it participated (or was required to bear a share of the costs pursuant to Section 12.4(A)), to the extent such costs of Decommissioning are payable by the Parties under the Contract.

12.5     Emergency.  If a well goes out of control or a fire, blow out, sabotage
         ----------
or other emergency occurs prior to the effective date of a Party's withdrawal, the notification of withdrawal shall become effective only after the emergency has been contained and the withdrawing Party has paid, or has provided, security satisfactory to the Parties for its Participating Interest share of the costs of such emergency.

12.6     Assignment.  A  withdrawing  Party  shall  assign  its  Participating
         -----------
Interest free of cost to each of the non-withdrawing Working Interest Parties in the proportion which each of their Participating Interests (prior to the withdrawal) bears to the total Participating Interests of all the non-withdrawing Working Interest Parties (prior to the withdrawal), unless the non-withdrawing Working Interest Parties agree otherwise. The expenses associated with the withdrawal and assignments shall be borne by the withdrawing Party.

12.7     Approvals.  A  withdrawing Party shall promptly join in such actions as
         ----------
may be necessary or desirable to obtain any Government approvals required in connection with the withdrawal and assignments, and any penalties or expenses incurred by the Parties in connection with such withdrawal shall be borne by the withdrawing Party. If the Government does not approve a Party's withdrawal and assignment to the other Parties, then the withdrawing Party shall at its option either (1) retract its notice of withdrawal by notice to the other Parties and remain a Party as if such notice of withdrawal had never been sent or (2) hold its Participating Interest in trust for the sole and exclusive benefit of the non-withdrawing Working Interest Parties with the right to be reimbursed by the non-withdrawing Working Interest Parties for any subsequent costs and liabilities incurred by it for which it would not have been liable, had it successfully withdrawn.

12.8          Abandonment  Security.
              ----------------------

     (A) As a condition to the effectiveness of its withdrawal, a withdrawing Party shall provide Security reasonably satisfactory to the other Parties to satisfy any such obligations or liabilities which were approved or accrued prior to notice of withdrawal, but which become due after its withdrawal, including Security to cover the costs of any abandonment and Decommissioning and the special reserve account under the Contract, if applicable.

(B) Failure to provide Security shall constitute default under this Agreement.

(C) "Security" means a standby letter of credit issued by a bank or an on demand bond issued by a corporation, such bank or corporation having a credit rating indicating it has sufficient worth to pay its obligations in all reasonably foreseeable circumstances, or, failing the provision of either of those, cash deposited in an escrow account with withdrawal rights granted to Operator.

12.9     Withdrawal or Decommissioning by all Parties.  In the event all Parties
         ---------------------------------------------
decide to withdraw, the Parties agree that they shall be bound by the terms and conditions of this Agreement for so long as may be necessary to wind up the affairs of the Parties with the Government, to satisfy any requirements of Applicable Law and to facilitate the sale, disposition or Decommissioning of the Joint Property.


                                   ARTICLE 13
                                   ----------
                         RELATIONSHIP OF PARTIES AND TAX

13.1     Relationship  of  Parties.  The  rights,  duties,  obligations,  and
         --------------------------
liabilities of the Parties under this Agreement shall be individual, not joint or collective. It is not the intention of the Parties to create, nor shall this Agreement be deemed or construed to create a mining or other partnership, joint venture, association or trust. This Agreement shall not be deemed or construed to authorize any Party to act as an agent, servant or employee for any other Party for any purpose whatsoever except as explicitly set forth in this Agreement. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries, except as expressly provided in Sections 7.4(D) and 12.7.

13.2     Tax.  Each Party shall be responsible for reporting and discharging its
         ----
own tax measured by the income of the Party and the satisfaction of such Party's share of all contract obligations under the Contract and under this Agreement. Each Party shall protect, defend and indemnify each other Party from any and all loss, cost or liability arising from the indemnifying Party's failure to report and discharge such taxes or satisfy such obligations. The Parties intend that all income and all tax benefits (including, but not limited to, deductions, depreciation, credits and capitalization) with respect to the expenditures made by the Parties hereunder will be allocated by the Government tax authorities to the Parties based on the share of each tax item actually received or borne by each Party. If such allocation is not accomplished due to the application of the laws and regulations of the Government or other Government action, the Parties shall attempt to adopt mutually agreeable arrangements that will allow the Parties to achieve the financial results intended. Operator shall provide each Party, in a timely manner, with such information with respect to Joint Operations as such Party may reasonably request for preparation of its tax returns or responding to any audit or other tax proceeding.

13.3          United  States  Tax  Election.
              ------------------------------

     (A) If for United States federal income tax purposes, this Agreement and the operations under this Agreement are regarded as a partnership (and if the Parties have not agreed to form a tax partnership), the Parties elect to be excluded from the application of all of the provisions of Subchapter "K", Chapter 1, Subtitle "A" of the United States Internal Revenue Code of 1986, as amended (the "Code") as permitted and authorized by Section 761(a) of the Code and the regulations promulgated under the Code. There being no U.S Party at the time of the execution of this Agreement, no Party is designated as the tax matters party. Should any person become a Party to this agreement at a future date and should that person be a U.S. Party (or should any current Party become a U.S. Party), such person may elect, to the extent required by Section 6231(a)(7) of the Code, to be designated as the tax matters party by giving written notice to the other Parties to the Agreement. Such person shall remain the tax matters party as long as it is a Party to the agreement and is authorized and directed to execute and file for each U.S. Party such evidence of this election as may be required by the Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by United States Treasury Regulations Section 1.761-2 and 1.6031-1(d)(2), and shall provide a copy thereof to each U.S. Party. Should there be any requirement that any U.S. Party give further evidence of this election, each U.S. Party shall execute such documents and furnish such other evidence as may be required by the Internal Revenue Service or as may be necessary to evidence this election.

     (B) No U.S. Party shall give any notice or take any other action inconsistent with the election made above. If any income tax laws of any state or other political subdivision of the United States or any future income tax laws of the United States or any such political subdivision contain provisions similar to those in Subchapter "K," Chapter 1, Subtitle "A" of the United States Internal Revenue Code of 1986, under which an election similar to that provided by Section 761 of the Code is permitted, the Parties shall make such election as may be permitted or required by such laws. In making the foregoing election, each U.S. Party states that the income derived by it from operations under this Agreement can be adequately determined without the computation of partnership taxable income.

     (C) For the purposes of this Article 13, "U.S. Party" shall mean any Party, which is subject to the income tax law of the United States of America in respect of operations under this Agreement.

     (D) No activity shall be conducted under this Agreement that would cause any Party that is not a U.S. Person (within the meaning of Section
7701(a)(30) of the Code) to be deemed to be engaged in a trade or business within the United States of America under applicable tax laws and regulations.

     (E) A Party which is not a U.S. Party shall not be required to do any act or execute any instrument which might subject it to the taxation jurisdiction of the United States of America.


                                   ARTICLE 14
                                   ----------
                           CONFIDENTIAL INFORMATION -
                             PROPRIETARY TECHNOLOGY

14.1          Confidential  Information.
              --------------------------

     (A) Subject to the provisions of the Contract, the Parties agree that all information and data acquired or obtained by any Party in respect of Joint Operations shall be considered confidential and shall be kept confidential and not be disclosed during the term of the Contract to any person or entity not a Party to this Agreement, except:

     (1) To an Affiliate, provided such Affiliate maintains confidentiality as provided in this Article 14;

     (2)  To a Government agency or other entity when required by the Contract;

     (3) To the extent such data and information is required to be furnished in compliance with any Applicable Laws, or pursuant to any legal proceedings or because of any order of any court binding upon a Party;

     (4) Subject to Section 14.1(B), to potential contractors, insurers, consultants and attorneys employed by any Party where disclosure of such data or information is essential to such contractor's, insurer's or consultant's or attorney's work;

     (5) Subject to Section 14.1(B), to a bona fide prospective transferee of a Party's Participating Interest (including an entity with whom a Party or its Affiliates is conducting bona fide negotiations directed toward a merger, consolidation or the sale of a majority of its or an Affiliate's shares);

     (6) Subject to Section 14.1(B), to a bank or other financial institution to the extent appropriate to a Party arranging for funding;

     (7) To the extent such data and information must be disclosed pursuant to any rules or requirements of any government or stock exchange having jurisdiction over such Party, or its Affiliates;

     (8) To its respective employees and attorneys for the purposes of Joint Operations, subject to each Party taking customary precautions to ensure such data and information is kept confidential; and

     (9) Any data or information which, through no fault of a Party, becomes a part of the public domain.

     (B) Disclosure as pursuant to Sections 14.1(A)(4), (5), and (6) shall not be made unless prior to such disclosure the disclosing Party has obtained a written undertaking from the recipient party to keep the data and information strictly confidential and not to use or disclose the data and information except for the express purpose for which disclosure is to be made.

14.2     Continuing  Obligations.  Any  Party  ceasing  to  own  a Participating
         ------------------------
Interest during the term of this Agreement shall nonetheless remain bound by the obligations of confidentiality in Section 14.1 and any disputes shall be resolved in accordance with Article 17.

14.3     Proprietary  Technology.  Nothing  in  this  Agreement  shall require a
         ------------------------
Party to divulge proprietary technology to the other Parties; provided that where the cost of development of proprietary technology has been charged to the Joint Account, such proprietary technology shall be disclosed to all Parties bearing a portion of such cost and may be used by such Party or its Affiliates in other operations.

14.4     Trades.  Notwithstanding  the  foregoing provisions of this Article 14,
         -------
Operator may, with approval of the Operating Committee, make well trades and data trades for the benefit of the Parties who participated in the cost of the data that was traded. Operator shall cause any third party to such trade to enter into an undertaking to keep the traded data confidential.


                                   ARTICLE 15
                                   ----------
                                  FORCE MAJEURE

15.1     Obligations.  If  as  a  result  of Force Majeure any Party is rendered
         ------------
unable, wholly or in part, to carry out its obligations under this Agreement, other than the obligation to pay any amounts due or to furnish security, then the obligations of the Party giving such notice, so far as and to the extent that the obligations are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused and for such reasonable period thereafter as may be necessary for the Party to put itself in the same position that it occupied prior to the Force Majeure, but for no longer period. The Party claiming Force Majeure shall notify the other Parties of the Force Majeure within a reasonable time after the occurrence of the facts relied on and shall keep all Parties informed of all significant developments. Such notice shall give reasonably full particulars of the Force Majeure, and also estimate the period of time which the Party will probably require to remedy the Force Majeure. The affected Party shall use all reasonable diligence to remove or overcome the Force Majeure situation as quickly as possible in an economic manner, but shall not be obligated to settle any labor dispute except on terms acceptable to it and all such disputes shall be handled within the sole discretion of the affected Party.

15.2     Definition  of  Force  Majeure.  For  the  purposes  of this Agreement,
         -------------------------------
"Force Majeure" shall mean circumstances beyond the reasonable control of the Party concerned, including those circumstances and limitations to such
circumstances  described  in  Section  17.1  of    the  Contract.


                                   ARTICLE 16
                                   ----------
                                     NOTICES

Except as otherwise specifically provided, all notices authorized or required between the Parties by any of the provisions of this Agreement, shall be in writing, in English and delivered in person or by courier service or by any electronic means of transmitting written communications which provides written confirmation of complete transmission, and addressed to such Parties as designated below. Oral communication does not constitute notice for purposes of this Agreement, and telephone numbers for the Parties are listed below as a matter of convenience only and for purposes of Section 7.3(A). The originating notice given under any provision of this Agreement shall be deemed delivered only when received by the Party to whom such notice is directed, and the time for such Party to deliver any notice in response to such originating notice shall run from the date the originating notice is received. The second or any responsive notice shall be deemed delivered when received. "Received" for purposes of this Article 16 shall mean actual delivery of the notice to the address of the Party to be notified specified in accordance with this Article
16. Each Party shall have the right to change its address at any time and/or designate that copies of all such notices be directed to another person at another address, by giving written notice thereof to all other Parties.


   Triton Equatorial Guinea, Inc.
   c/o Triton Energy
   6688 North Central Expressway, Suite 1400
   Dallas, Texas 75206
   United States
   Attention:  Mr. Brian Maxted
   Telecopy:  1-(214) 365-9011
   Telephone: 1-(214) 696-7554

   Energy Africa Equatorial Guinea Limited
   5  Parliament Square
   Castletown
   Isle of Man  IM9 1LA
   Attention:  Company Secretary
   Telecopy:   011-44-1624827301
   Telephone:  011-44-1624827310

   with copy to:

   Energy Africa Equatorial Guinea Limited
   c/o Energy Africa Limited
   21st Floor, Metlife Centre
   7 Coen Steytler Avenue
   P. O. Box 5544
   Cape Town 8001
   Republic of South Africa
   Attention:  Mr. Adrian Nel
   Telecopy:   011-27-21-400-7660
   Telephone:  011-27-21-400-7600

   Republic of Equatorial Guinea
   c/o Ministry of Mines & Energy
   Malabo Bioko Norte
   Republic of Equatorial Guinea
   Attention:  Minister
   Telecopy:   011-(240)-9-3353
   Telephone: 011-(240)-9-3567, -3405, - 2086


                                   ARTICLE 17
                                   ----------
                      GOVERNING LAW AND DISPUTE RESOLUTION


17.1     Governing  Law.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY,  CONSTRUED,
         ---------------
INTERPRETED AND APPLIED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, USA, EXCLUDING ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

17.2          Dispute  Resolution.
              --------------------

     (A) Any dispute, controversy or claim of any and every kind or type, whether based on contract, tort, statute, regulation or otherwise arising out of or in relation to or in connection with this Agreement, the relationship of the Parties, the obligations of the Parties, or the operations carried out under this Agreement, including without limitation any dispute as to the existence, construction, validity, interpretation, negotiation, performance, non-performance, enforceability or breach of this Agreement, that cannot be settled within thirty (30) Days after written notice from one Party to the others, shall be exclusively and finally settled by binding arbitration, it being the intention of the Parties that this is a broad form of arbitration agreement designed to encompass all possible disputes among the Parties relating to the project that is the subject of the Parties' agreement.

     (B)     The  arbitration  shall be conducted and finally settled by a three
(3) person arbitration tribunal. Each side shall appoint an arbitrator of its choice within thirty (30) Days of the end of the period in Section 17.2(A). The Party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal, who is an attorney (at the time is admitted to practice law in the State of Texas) and is familiar with the international petroleum practices and agreements, within thirty (30) Days following appointment of both Party-appointed arbitrators. If the Party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party refuses to appoint its Party-appointed arbitrator within said thirty (30) Day period, the appointing authority for the implementation of such procedure shall be the Vice President or the President of the London Court of International Arbitration
("LCIA") who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim and who meets the legal qualifications above. All decisions and awards by the arbitration tribunal shall be made by majority vote. The Arbitration Rules of LCIA as amended from time to time (the "LCIA Rules") shall govern the arbitration in all respects.

     (C) If there are only two (2) parties to a dispute or if the parties can be conveniently grouped together into two (2) groups based upon a common interest and common position in the dispute, then each party or group shall appoint one arbitrator, within thirty (30) Days of receipt of notice of the commencement of the arbitration, or within thirty (30) Days of the receipt of notice from the LCIA of its grouping of the parties to the dispute, and the two
(2) arbitrators so selected shall select the third, and presiding, arbitrator within thirty (30) Days after the later of the two (2) arbitrators is appointed by the parties.

          If there are three (3) Parties to a dispute who cannot be grouped together based on a common interest and common position in the dispute, or if there are three groups of Parties, then each Party or group shall appoint one arbitrator within thirty (30) Days of receipt of notice of the commencement of the arbitration, or within thirty (30) Days of the receipt of notice from the LCIA of its grouping of the Parties to said dispute, and these three (3) arbitrators shall constitute the arbitral tribunal and shall select one of their members to be the presiding arbitrator.

          If there are four (4) or more Parties who cannot be grouped together based on a common interest and common position in the dispute, or if there are four (4) groups of Parties or more, then the LCIA shall appoint all three (3) arbitrators taking into account the qualifications agreed herein, and these three (3) arbitrators shall select one of their members to be the presiding arbitrator.

          If the Parties cannot agree within thirty (30) Days after the commencement of the arbitration that they will be grouped together, or how they will be grouped, for purposes of the appointment of an arbitrator, then any Party may request that the LCIA decide whether, and how, to group the Parties for the purposes of appointing an arbitrator, and such decision will be binding on the Parties.

(D) Unless otherwise expressly agreed in writing by the Parties to the arbitration proceedings:

     (1) The arbitration proceedings shall be held in London, England, and shall be administered by the LCIA;

     (2) The arbitration proceedings shall be conducted in the English language and the arbitrator(s) shall be fluent in the English language;

     (3) The arbitrator or arbitral tribunal, as the case may be, shall be and remain at all times wholly independent and impartial;

     (4) The arbitration proceedings shall be conducted under LCIA Rules, as amended from time to time;

     (5) Any procedural issues not determined under the arbitral rules selected pursuant to Section 17.2(C) shall be determined by the law of the place of arbitration;

     (6) The costs of the arbitration proceedings (including attorneys' fees and costs) shall be borne in the manner determined by the arbitral tribunal;

     (7) The decision of the majority of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators; made and promptly paid in U.S. dollars free of any deduction or offset; and any costs or fees incident to enforcing the award, shall to the maximum extent permitted by law, be charged against the Party resisting such enforcement;

     (8) Special Damages shall not be allowed except those payable to third parties that are allocated by the arbitral award;

     (9) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at the Agreed Interest Rate;

     (10) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be;

     (11) If the Parties to this Agreement or others who are bound to this or another similar arbitration agreement initiate multiple arbitration proceedings, the subject matters of which are related by common questions of law or fact and which could result in conflicting awards or obligations, then the Parties hereby agree that all such proceedings may be consolidated into a single arbitral proceeding;

     (12) For purposes of allowing the arbitration provided in this Article 17, the enforcement and execution of any arbitration decision and award, and the issuance of any attachment or other interim remedy, any governmental body or agency which is a Party to this Agreement agrees to waive all sovereign immunity by whatever name or title with respect to disputes, controversies or claims arising out of or in relation to or in connection with this Agreement or the operations carried out under this Agreement; and

     (13) The arbitration shall proceed in the absence of a party who, after due notice, fails to answer or appear. An award shall not be made solely on the default of a party, but the arbitrator(s) shall require the party who is present to submit such evidence as the arbitrator(s) may determine is reasonably required to make an award.


                                   ARTICLE 18
                                   ----------
                               GENERAL PROVISIONS

18.1          Conflicts  of  Interest.
              ------------------------

     (A) Each Party undertakes that it shall avoid any conflict of interest between its own interests (including the interests of Affiliates) and the interests of the other Parties in dealing with suppliers, customers and all other organizations or individuals doing or seeking to do business with the Parties in connection with activities contemplated under this Agreement.

     (B)  The provisions of the preceding paragraph shall not apply to:

         (1) A Party's performance which is in accordance with the local preference laws or policies of the Government; or

         (2) A Party's acquisition of products or services from an Affiliate, or the sale thereof to an Affiliate, made in accordance with rules and procedures established by the Operating Committee.

18.2     Warranties  As  To  No  Payments, Gifts and Loans.  Each of the Parties
         --------------------------------------------------
warrants that neither it nor its Affiliates has made or will make with respect to the matters provided for hereunder, any offer, payment, promise to pay or authorization of the payment of any money, or any offer, gift, promise to give or authorization of the giving of anything of value, directly or indirectly, to or for the use of benefit of any official or employee of the Government or to or for the use of benefit of any political party, official, or candidate for the purpose of (i) influencing an official act or decision of the person; (ii) inducing that person to do or omit to do any act in violation of his or her lawful duty; or (iii) inducing that person to use his or her influence with the Government to affect any Government decision unless such offer, payment, gift, promise or authorization is authorized by the written laws or regulations of the Republic of Equatorial Guinea. Each of the Parties further warrants that neither it nor its Affiliates has made or will make any such offer, payment, gift, promise or authorization to or for the use or benefit of any other person if the Party knows, has a firm belief, or is aware that there is a high probability that the other person would use such offer, payment, gift, promise or authorization for any of the purposes described in the preceding sentence. The foregoing warranties do not apply to any facilitating or expediting payment to secure the performance of routine Government action. Routine Government action, for purposes of this Section 18.2, shall not include, among other things, Government action regarding the terms, assignment, award or continuation of the Contract. Each Party shall respond promptly and in reasonable detail, to any notice from any other Party or its auditors pertaining to the above stated warranty and representation and shall furnish documentary support for such response upon request for such other Party.

18.3          Public  Announcements.
              ----------------------

     (A) Operator shall be responsible for the preparation and release of all public announcements and statements regarding this Agreement or the Joint Operations; provided that, no public announcement or statement shall be issued or made unless prior to its release all the Parties have been furnished with a copy of such statement or announcement and the approval of at least two (2) non-affiliated Parties holding fifty percent (50%), or more, of the Participating Interests has been obtained. Where a public announcement or statement becomes necessary or desirable because of danger to or loss of life, damage to property or pollution as a result of activities arising under this Agreement, Operator is authorized to issue and make such announcement or statement without prior approval of the Parties, but shall promptly furnish all the Parties with a copy of such announcement or statement.

     (B) If a Party wishes to issue or make any public announcement or statement regarding this Agreement or the Joint Operations, it shall not do so unless prior to its release, such Party furnishes all the Parties with a copy of such announcement or statement, and obtains the approval of at least two (2) non-affiliated Parties holding fifty percent (50%) or more of the Participating Interests; provided that, notwithstanding any failure to obtain such approval, no Party shall be prohibited from issuing or making any such public announcement or statement if it is necessary to do so in order to comply with the applicable laws, rules or regulations of any government, legal proceedings or stock exchange having jurisdiction over such Party as set forth in Sections 14.1(A)(3) and (7).

     (C) Notwithstanding Section 18.3(A) and Section 18.3(B), any public announcement or statement regarding this Agreement or the Joint Operations shall be in accordance with the terms of the Contract.

18.4     Successors  and  Assigns.  Subject  to  the  limitations  on  transfer
         -------------------------
contained in Article 11 and the Assignment, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Parties.

18.5     Waiver.  No  waiver by any Party of any one or more defaults by another
         -------
Party in the performance of this Agreement shall operate or be construed as a waiver of any future default or defaults by the same Party, whether of a like or of a different character. Except as expressly provided in this Agreement no Party shall be deemed to have waived, released or modified any of its rights under this Agreement unless such Party has expressly stated, in writing, that it does waive, release or modify such right.

18.6     Severance  of  Invalid Provisions.  If and for so long as any provision
         ----------------------------------
of this Agreement shall be deemed to be judged invalid for any reason whatsoever, such invalidity shall not affect the validity or operation of any other provision of this Agreement except only so far as shall be necessary to give effect to the construction of such invalidity, and any such invalid provision shall be deemed severed from this Agreement without affecting the validity of the balance of this Agreement.

18.7     Contract  Translation.  The  Parties  agree that the English version of
         ----------------------
the Contract attached hereto as Exhibit B shall be, as among the Parties, the official version of the Contract for purposes of applying this Agreement.

18.8          Construction.    In  construing  this  Agreement:
              -------------

     (A) No consideration shall be given to the captions of the Articles, Sections, or Subsections which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction;

     (B) No consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

     (C) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

     (D) The word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions;

     (E) A defined term has its defined meaning throughout this Agreement and each exhibit, attachment, and schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;

     (F)     The plural shall be deemed to include the singular, and vice versa;

     (G)     Each gender shall be deemed to include the other genders;

     (H) Each exhibit, attachment, and schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any exhibit, attachment, or schedule, the provisions of the main body of this Agreement shall prevail;

     (I) The terms "herein," "hereunder," "hereof," "hereby," and similar termsrefer to this Agreement as a whole and not to an article, section or subsection unless expressly otherwise limited; and

     (J) Each reference to an Article, Section or Subsection refers to an Article, Section or Subsection of this Agreement unless expressly otherwise provided.

18.9     Execution by Facsimile. The Parties agree that the signature of a Party
         -----------------------
to this Agreement transmitted by facsimile machine shall be accepted as an original signature. A Party shall promptly furnish an original signature page of this Agreement if requested by another Party.

18.10     Entirety.  This  Agreement  is the entire agreement of the Parties and
          ---------
supersedes all prior understandings and negotiations of the Parties. Each Party hereto does hereby expressly warrant and represent that no promise nor agreement, which is not herein expressed has been made to it in connection with this Agreement and that neither Party is relying upon any statement nor representation of any employee or agent of the other Parties other than as provided herein. Each party is relying upon its own judgment and has been represented by its own legal counsel in connection with the execution and understanding of the legal consequences hereof.

18.11     Modification.  Except  as provided in Sections 10.2(B) and 18.6, there
-----     -------------
shall be no modification of this Agreement or the Contract except by written consent of all Parties.


IN WITNESS of their agreement Triton and Energy Africa have caused its duly authorized representative to sign this instrument to be effective as of the Effective Date.





     TRITON  EQUATORIAL  GUINEA,  INC.




By:  ______________________________________
     Name:
     Title:


     ENERGY  AFRICA  EQUATORIAL  GUINEA  LIMITED


By:  ______________________________________
     Name:
     Title: